Exhibit 10.69

[ * ]= Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVATE AND CONFIDENTIAL

DRAFT DATED:  14 September 2007

VODAFONE GROUP SERVICES LIMITED

AND

CHORDIANT SOFTWARE , INC.

GLOBAL FRAMEWORK AGREEMENT FOR THE SUPPLY OF SOFTWARE PRODUCTS AND SERVICES

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

GLOBAL FRAMEWORK AGREEMENT
INDEX

	Clause	Page Nos

1.	DEFINITIONS	1
2.	STRUCTURE AND PROCESS	3
3.	DURATION	4
4.	GLOBAL PRICE BOOK	4
5.	PRODUCT AND SERVICES INFORMATION	5
6.	QUALITY ASSURANCE	5
7.	GLOBAL PRODUCT APPROVAL [OPTION]	ERROR! BOOKMARK NOT DEFINED
8.	WARRANTIES	7
9.	TERMINATION	7
10.	EFFECT OF TERMINATION	8
11.	NOTICES AND E-MAIL	8
12.	GOVERNING LAW AND JURISDICTION	9
13.	ENTIRE AGREEMENT	9
14.	VARIATION	10
15.	LIMITATION OF LIABILITY	10
16.	SURVIVAL	10
17.	INTERPRETATION	11
18.	COUNTERPARTS	13
ANNEX A		1
CONTRACT OF ADHERENCE (CoA)		1
SCHEDULE 1		4
CONTENTS OF SPECIAL CONDITIONS		4
SCHEDULE 2		5
GLOBAL TERMS AND CONDITIONS		5
1.	DEFINITIONS	1
2.	APPOINTMENT	7
3.	SPECIAL CONDITIONS	8
4.	PURCHASE ORDERS	8
5.	PRICE	9
6.	TAXES AND DUTIES	10
7.	INVOICING AND PAYMENT	12

Index
i

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8.	PACKING	14
9.	DELIVERY	14
10.	PERFORMANCE OF SERVICES	14
11.	DELAY AND LIQUIDATED DAMAGES	ERROR! BOOKMARK NOT DEFINED.
12.	TITLE AND RISK	15
13.	RIGHT TO REJECT	ERROR! BOOKMARK NOT DEFINED.
14.	PROJECT MANAGEMENT AND PROGRESS REPORTS	16
15.	ERRORS AND OMISSIONS	ERROR! BOOKMARK NOT DEFINED.
16.	ACCEPTANCE OF PRODUCTS AND SERVICES	16
17.	INTERWORKING	17
18.	INTERFACES	17
19.	WARRANTIES	17
20.	ISSUED PROPERTY	20
21.	SOURCE CODE ESCROW	21
22.	DATA PROTECTION AND LAW ENFORCEMENT	21
23.	TERMINATION, CANCELLATION AND POSTPONEMENT	23
24.	EFFECT OF TERMINATION	25
25.	LICENCES FOR SOFTWARE AND DOCUMENTATION	27
26.	INTELLECTUAL PROPERTY RIGHTS	29
27.	INTELLECTUAL PROEPRTY RIGHTS IDEMNITY	29
28.	INDEMNIFICATION PROCEDURES	29
29.	FORCE MAJEURE	31
30.	CORPORATE SOCIAL RESPONSIBILITY	31
31.	CONFIDENTIALITY	31
32.	ASSIGNMENT AND SUBCONTRACTING	33
33.	CHANGE CONTROL PROCEDURE	33
34.	RIGHTS OF THIRD PARTIES	33
35.	PUBLICITY	34
36.	NOTICES AND E-MAIL	34
37.	ESCALATION	34
38.	GOVERNING LAW	35
39.	ENTIRE AGREEMENT	35
40.	WAIVER	35
41.	SEVERABILITY	36

Index
ii

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

42.	VARIATION	36
43.	NO PARTNERSHIP/AGENCY	36
44.	HEALTH AND SAFETY	36
45.	SURVIVAL	36
46.	INSURANCE	37
47	FURTHER ASSURANCE	38
48.	AUDIT	38
49.	LIMITATION OF LIABILITY	39
50.	INADEQUACY OF DAMAGES	40
51.	INTERPRETATION	40
52.	ORDER OF PRECEDENCE	40
53.	COUNTERPARTS	41
SCHEDULE 3		42
GLOBAL PRODUCTS		42
SCHEDULE 4		45
GLOBAL SERVICES		45
SCHEDULE 5		55
GLOBAL PRICE BOOK		55
SCHEDULE 6		1
CORPORATE SOCIAL RESPONSIBILITY		1
SCHEDULE 7		9
CURRENCY CONVERSION PROCESS		9
SCHEDULE 8		14
DATA PROCESSING AGREEMENT	ERROR! BOOKMARK NOT DEFINED.
SCHEDULE 9		15
SOURCE ESCROW AGREMENT		15
SCHEDULE 10		36
LOCAL ATTACHEMENTS		36

Index
iii

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIS GLOBAL FRAMEWORK AGREEMENT is made on the            21st    day of December, 2007.

BETWEEN

(1)	VODAFONE GROUP SERVICES LIMITED (company registered number 3802001) whose registered office is at Vodafone House, The Connection, Newbury, Berkshire RG14 2FN, United Kingdom (“VGSL”); and

(2)	CHORDIANT SOFTWARE INC. a corporation incorporated in the state of Delaware, USA whose registered office is at 20400 Stevens Creek Blvd., Suite 400, Cupertino, CA 95014, USA (“Supplier”)

together referred to as the “Parties” and each individually as a “Party”.

WHEREAS

(a)	The Supplier is engaged in, amongst other activities, the development and supply of Products and Services (as defined below);

(b)	VGSL and Supplier wish to establish an overall contractual framework for the supply of Products and Services to Vodafone Group Companies and Partner Networks; and

(c)	The Parties have agreed to enter into this Global Framework Agreement upon the terms and subject to the conditions hereinafter contained.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS

1.1            In this Global Framework Agreement:
“Business Day”	means, with respect to VGSL, a normal working day in England;
“Contract of Adherence” or “CoA”
means a contract in the form set out in Annex A under which an SGC agrees to supply Products and Services to a VGC according to the terms and conditions set forth therein, including the Schedules attached thereto;

“Effective Date”	means with respect to this GFA, .December 21, 2007, which is the day on which this GFA shall come into effect;
“Global Framework Agreement” or	means this global framework agreement (as amended from time to time) including the Annexes and Schedules hereto;

GFA for H/W & S/W Products
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“GFA”

“Global Product Approval Procedure”	has the meaning given in Clause 7.1;
“Partner Network”
means:

(i) a person (including subsidiaries of that person) operating a mobile telecommunications business, who is not a Vodafone Group Company, with which:

(a) Vodafone Group Plc (or a subsidiary of Vodafone Group Plc) has in place a co-operation agreement in relation to, inter alia, the implementation of certain mobile telecommunications products and services; and/or

(b) Vodafone Group Plc (or a subsidiary of Vodafone Group Plc) has in place a brand licence agreement in relation to, inter alia, the branding of mobile telecommunications products and services; or

(ii) in respect of which Vodafone Group Plc owns (directly or indirectly) greater than zero (0)% but less than fifteen (15)% of the issued share capital;

“person”
includes any corporation, limited liability company, partnership, limited liability partnership, joint venture, joint stock company, trust, estate, company and association, whether organised for profit or otherwise;

“SGC”	means Supplier or a Supplier Group Company that enters into a CoA;
“Special Conditions”	has the meaning set forth in Clause 3.2 of Schedule 2 (GTCs);
“Global Terms and Conditions” or “GTCs”	means the global terms and conditions agreed by VGSL and Supplier for the supply of Products and Services by SGCs to VGCs as set out in Schedule 2 (GTCs) attached hereto;
“Supplier Group Company”	means Supplier or any company or corporation in respect of which Supplier’s ultimate holding company owns (directly or indirectly) more than fifty (50)% of the issued share capital;
“Term”	has the meaning set forth in Clause 3 (Duration) below; and
“VGC”	means each:

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(i) Vodafone Group Company that enters into a CoA; and (ii) Partner Network that enters into a CoA.

1.2	All undefined terms appearing in this GFA shall have the meaning given to them elsewhere in the Annexes and Schedules thereto, and references to Schedules means Schedules to the CoA.

2.	STRUCTURE AND PROCESS

2.1.	This GFA establishes the contractual framework for the supply of Products and Services by Supplier and Supplier Group Companies to Vodafone Group Companies and Partner Networks.

2.2.	VGSL appoints Supplier as a non-exclusive supplier of products and services to VGSL, Vodafone Group Companies and designated Partner Networks during the term of the CoA.

2.3.
Any Vodafone Group Company may, but is not obliged to, purchase Products and Services that are offered by Supplier under this GFA, by completing and signing the attached CoA with Supplier or the Supplier Group Company designated by Supplier after the Effective Date of this GFA. The CoA will govern the purchase and sale of Products and Services between the purchasing VGC and the selling SGC.

2.4.
In certain cases VGSL may elect to join as a party to a CoA in order to accept contractual responsibility for, inter alia, payment of invoices. In such cases the CoA shall be modified accordingly and by the agreement of VGSL, the Supplier, and the relevant VGC.

2.5.
VGSL may, by written notice to Supplier, designate certain Partner Networks that are permitted to enjoy any or all of the rights granted to Vodafone Group Companies under this GFA. Once so designated, the Partner Network will follow the procedure described in this GFA that applies to Vodafone Group Companies unless VGSL’s written instructions to Supplier specify otherwise. Where the Partner Network enters into an agreement in a form similar to the CoA with an SGC after the Effective Date of this GFA, such Partner Network shall be treated as a VGC, and where the term “VGC” is used in this GFA it will be interchangeable with the term “Partner Network” (unless VGSL specifies otherwise). Where a VGC ceases to be a Partner Network or Vodafone Group Company (as applicable) then the Supplier shall, if required by VGSL, procure that the applicable SGC terminates that CoA in accordance with the terms of that CoA. For the avoidance of doubt nothing shall prevent Supplier or SGC from entering into a new and separate agreement with that former Partner Network or Vodafone Group Company (as applicable) after the termination of the said CoA.

2.6.	VGSL may itself purchase Products and Services from Supplier under the terms and conditions set forth in the Schedules by issuing a

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Purchase Order to Supplier which references this GFA. VGSL need not enter into a CoA. With respect to each Purchase Order placed by VGSL for Products, the Parties agree that the Schedules will be deemed to be incorporated into the Purchase Order and govern the purchase and supply of the Products ordered therein; accordingly, where the term “VGC” or “SGC” is used in the Schedules, they shall be deemed to refer to VGSL and Supplier respectively, and where the term “Contract of Adherence” or “CoA” is used in the Schedules, it shall mean VGSL’s Purchase Order. Any Special Conditions agreed between VGSL and Supplier shall be set forth or referenced to in VGSL’s Purchase Order.

2.7.	Supplier shall procure that its Supplier Group Companies will not unreasonably delay or withhold signature to a CoA that conforms to the requirements of this GFA.

2.8.
It is agreed by the Parties that, where a CoA is concluded by a Vodafone Group Company or a Partner Network and a Supplier Group Company, VGSL shall in no circumstances be liable in respect of the actions or omissions of any other Vodafone Group Company or any Partner Network under any CoA, any Purchase Order or under this GFA.

3.	DURATION

This GFA shall come into effect on the Effective Date and unless earlier terminated in accordance with the provisions of this GFA shall continue in force and effect for five years (the “Initial Period”). This GFA shall automatically continue until terminated by either Party giving at least six (6) Months’ prior written notice of such termination to the other Party, such notice not to expire sooner than the end of the Initial Period, unless earlier terminated in accordance with the provisions of this GFA (“Term”).

4.	GLOBAL PRICE BOOK

4.1.
The Price of Products and Services shall be as set out in Attachment A to this GFA, the Global Price Book or as otherwise agreed in accordance with this Clause 4, Clause 5 (Product and Services Information) or any CoA.

4.2.
All Price changes to the Global Price Book shall come into effect on the agreed effective date (as stated in a re-issue of the Global Price Book) and shall apply to all Products and Services that are invoiced to any VGC after such effective date.

4.3.
With respect to Products and Services not included in the Global Price Book, but which a VGC wishes to have supplied pursuant to a CoA, Supplier shall procure that the relevant SGC negotiates the Prices with the requesting VGC and includes such Prices in the VGC’s Local Price Book.

4.4.	VGSL has the right to request and procure that a local Price for Products set out in a Local Price Book is transferred to and becomes part of the

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Global Price Book and upon such notification the provisions of Clause 4.2 shall take effect.

5.	PRODUCT AND SERVICES INFORMATION

5.1.
The Parties shall meet on a quarterly basis to discuss the future evolution of the Products. Supplier shall invite representatives of VGSL to its Executive Customer Advisory Board (“ECAB”) annual meetings. [ * ]

6.	QUALITY ASSURANCE

6.1.	The Supplier shall at all times be responsible for assuring the quality of all Products supplied to VGCs in accordance with the warranty provisions below.

6.2.	To enable the VGSL Product Assurance Representative to be satisfied that the GFA requirements can be satisfied, the Supplier shall:

6.2.1.	nominate a management representative responsible for quality assurance (“Supplier’s Quality Assurance Representative”), to liaise with VGSL Product Assurance Representative;

6.2.2.
identify to VGSL all intended places of manufacture and permit, on thirty (30) days advance notice,  a capability and social audit of such facilities up to once per year. Supplier’s costs associated with such visits will be borne by the Supplier. In the event that such an audit finds Supplier’s demonstrated non-compliance with this GFA,  necessitating a revisit, the Supplier shall be liable for such costs;

6.2.3.	identify to VGSL all major third party suppliers upon which the supply of Products and Services is dependent;

6.2.4.
given reasonable notice, permit the VGSL Product Assurance Representative no more often than every six months, to conduct a quality review of relevant aspects of the Supplier’s operations and systems which may include design, development, manufacture, testing and servicing processes, regardless of whether these items are in-house or subcontracted;

6.2.5.	during quality reviews or audits, make available relevant Supplier's quality assurance process information to facilitate VGSL’s review and assessment of supplier’s ongoing quality

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processes. Recommended information includes, but is not limited to, release plans, test plans, functionality test coverage ratio, automated test coverage ratio, manual test coverage ratio, automated / manual test ratio, rated (critical / major / minor) open defects (bugs), rated (critical / major / minor) open support requests,  release quality metrics and approval records and criteria.

6.2.6.
Costs for such reviews or audits shall be borne by VGSL unless such a visit is necessary as a result of Supplier’s demonstrated non-compliance with this GFA, in which case the Supplier shall pay such costs;

and

6.2.7.
make the results of any regulatory and compliance testing available to VGSL for inspection and review; and certification relating to such regulatory compliance, if any, (e.g. CE/RTTE/SAR) shall be provided prior to Product shipment.

6.3.
Periodic quality review meetings shall be held at the time and frequency as agreed by the Parties with a target to hold such meetings on the approximate frequency of Supplier’s major product releases, but in any case no more often then once every 6 months. These meetings shall be held either at a jointly agreed location or telephonically on a jointly agreed format, and time and shall be attended by the Supplier’s Quality Assurance Representative.

6.3.1.
The focus of the quality review meetings shall be for Supplier to provide data and updates on its development and quality operations as jointly determined by the parties beforehand, but which is generally anticipated to include the information suggested at clause 6.2.5;

6.3.2.
If VGSL is unsatisfied with the outcome of a periodic quality review, and VGSL’s concerns cannot reasonably be corrected within 30 days following such review, VGSL can request an on-site review at a relevant Supplier development site, which Supplier would agree to host, no more often than once per year.   Supplier shall be responsible for its own expenses in respect of such meetings.

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6.3.3.

7.
WHERE THE REVIEW MEETINGS DESCRIBED IN CLAUSE 6.2 ARE NOT REQUIRED, VGSL MAY SPECIFY OTHER REVIEW MEETINGS WHERE SUPPLIER SHALL BE REQUIRED TO REPORT THE INFORMATION SET FORTH IN CLAUSE 6.3. PRODUCTS AND PAYMENTS

Supplier will make available to VGSL and VGCs under CoAs those Products listed in Annex A hereto at the prices specified therein.  Provided always that the Supplier shall not execute a CoA nor accept a Purchase Order from a VGC without first obtaining the written approval of VGSL, VGSL will make payments to Supplier as provided in Annex A.  Clauses 5.2, 5.3, 6, 7.3, 7.4, 7.5, 7.6, 7.7, and 7.8 of the CoA will apply to the payments due from VGSL as set forth in Annex A.

8.	WARRANTIES

Each Party warrants that it has the right, power and authority to enter into this GFA.

9.	TERMINATION

9.1.	Either Party (in this paragraph the "terminating Party") shall be entitled to terminate this GFA by giving written notice to the other Party (in this paragraph the "breaching Party") at any time if:

9.1.1.
the breaching Party breaches any material provision of the GFA and (in the case of a breach capable of remedy) fails to remedy the breach within thirty (30) days after receiving written notice requiring it to do so; or

9.1.2.	the breaching Party becomes subject to an Insolvency Event.

9.2.	VGSL shall be entitled to terminate this GFA without liability to the Supplier at any time if:

9.2.1.	there is a Change in Control of the Supplier as defined in Clause A (Change in Control) of Schedule 2 (GTCs); or

9.2.2.
after being required by VGSL under Clause 2.4 to procure that an SGC terminates a CoA, that CoA has not been terminated within twenty (20) Business Days of being provided with such notice in accordance with Clause 2.4.

9.3.	VGSL may terminate this GFA upon (12) Months’ notice in writing to Supplier at any time during the Term, such notice to take effect on or after the 1st anniversary of the Effective Date.

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10.	EFFECT OF TERMINATION

10.1.	On termination of this GFA:

10.1.1.
all materials of either Party in the control or possession of the other Party that contain or bear the other Party’s IPR or Confidential Information shall be destroyed or at the request of such Party returned to that Party; and

10.1.2.
all other rights and obligations of the Parties under this GFA shall automatically terminate save for VGSL’s obligations to make payments pursuant to Clause 7 of this GFA and such rights and obligations as shall have accrued prior to such termination and any rights or obligations that expressly or by implication are intended to come into or continue in force on or after such termination pursuant to Clause 16 (Survival).

10.2.	Termination of this GFA shall be without prejudice to any CoAs or Purchase Orders that are in force at the date of such termination which shall continue in force and subject to the terms of the CoA.

11.	NOTICES AND E-MAIL

11.1.
All notices and other communications to be given under or in connection with this GFA shall be made in writing in English and shall be deemed to have been duly given: when delivered, if delivered by messenger during normal business hours of the recipient; when sent, if transmitted by facsimile transmission (receipt confirmed and with a confirmation copy sent by post) during normal business hours on a normal business day of the recipient; or on the fifth normal business day of the recipient following posting, if posted by international first class or recorded post postage pre-paid, in each case addressed as follows:

11.1.1.	if to VGSL:

Vodafone Group Services Limited
Vodafone House
The Connection
Newbury
Berkshire
England RG14 2FN
fax no:  +44 1635 676700
tel no:  + 44.1635.33251
Marked for the attention of: Director of Global Supply Chain Management (currently Detlef Schultz)

Cc: General Counsel (currently Stephen Scott)
Vodafone Group Services Limited

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Vodafone House
The Connection
Newbury
Berkshire
RG14 2FN
United Kingdom
Phone: +44 1635 673915
Fax: +44 1635 580761

11.1.2.	to the Supplier:
Chordiant Software Inc.

Marked for the attention of: Director of Finance
Facsimile Number: [                                                     ]
Copy to
Chordiant Software, Inc.
20400 Stevens Creek Blvd.
Cupertino, CA 95014
Attn.: General Counsel

or to such other addresses as the Parties may from time to time notify pursuant to this Clause.

11.2.
Routine communications relating to the performance of this GFA may be conducted by electronic mail.  However, the Parties agree that any communication by electronic mail shall not amount to notice in writing for the purposes of Clause 11.1 or to a written instrument for the purposes of Clause 14 (Variation) and that any purported notice under, or variation of, this GFA by electronic mail shall have no effect.

12.	GOVERNING LAW AND JURISDICTION

12.1.	This GFA shall be governed by and construed in accordance with the laws of England and Wales.

12.2.	Each Party irrevocably submits to the exclusive jurisdiction of the courts of England over any claim, dispute or difference arising under or in connection with the GFA.

13.	ENTIRE AGREEMENT

13.1.
This GFA represents the entire understanding between the Parties in relation to its subject matter and supersedes all agreements and representations made by either Party, whether oral or written, in relation to the subject matter of this GFA.  This Clause 13 shall not affect either Party’s liability for fraud.

13.2.
This GFA shall apply to the exclusion of, and prevail over, any express terms contained in the standard documentation of either Party (including but not limited to any pre-printed standard terms and conditions

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appearing on the reverse of any Purchase Order issued by VGSL in connection with the GFA).

14.	VARIATION

This GFA shall be capable of being varied only by a written instrument signed by hand in ink by a duly authorised officer or other authorised representative of each of the Parties.

15.	LIMITATION OF LIABILITY

15.1.
Except as set forth in Clause 15.3, the maximum liability of Supplier or VGSL to the other Party, excluding any liquidated damages paid or payable for Claims made under or in connection with this GFA whether based on contract, tort, negligence or otherwise shall be limited to £10 million in any period of twelve (12) Months, such period to commence in each case on the date of the incident, or the first of the series of incidents, giving rise to the Claim in question.

15.2.
Except as set forth in Clauses 15.3, neither Supplier nor VGSL shall be liable for any indirect or consequential damages or losses, including loss of profits and loss of data where such damages or losses are determined to be an indirect or consequential damage or loss.

15.3.	Nothing in the GFA excludes or limits the Parties’ respective liability for Claims with respect to the following:

15.3.1.	Supplier’s liability under any relevant product liability legislation (e.g. General Product Safety Directive 2001/95/EC);

15.3.2.	Supplier’s liability for death or personal injury resulting from the supply or use of the Products or Services;

15.3.3.	a Party’s liability under Clauses 22 (Data Protection) and 25 (Licenses for Software and Documentation), [A] (Intellectual Property Rights Indemnity) and [A] (Confidentiality) of Schedule 2 (GTCs);.

15.3.4.	a Party’s liability for fraudulent misrepresentation or for death or personal injury resulting from its negligence; and

15.3.5.	any other liability to the extent that such liability may not be excluded or restricted by law.

16.	SURVIVAL

Any termination of this GFA for any reason shall be without prejudice to any rights or remedies to which a Party may be entitled under the GFA or provided by law or in equity. Any such termination shall not affect any accrued rights or liabilities of either Party nor the coming into force or the continuance in force of

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 any provision of this GFA, which is expressly or by implication intended to come into or continue in force on or after such termination

17.	INTERPRETATION

17.1.	In this GFA (except where the context otherwise requires):

17.1.1.
the Schedules, Annexes and other documents which are stated to be incorporated into this GFA (as amended from time to time) shall form part of this GFA and shall be construed and shall have the same force and effect as if they were expressly set out in the main body of this GFA, and any reference to this GFA includes the Schedules, Annexes and such other documents;

17.1.2.	references in this GFA to a Schedule or Annex shall be deemed to be a reference to the current version of the relevant Schedule or Annex;

17.1.3.	the index and headings in this GFA are for ease of reference only and shall not constitute a part of this GFA for any purpose or affect its interpretation;

17.1.4.	use of the singular includes the plural and vice versa;

17.1.5.	use of any gender includes the other genders;

17.1.6.
any reference to a directive, statute, statutory provision or subordinate legislation ("legislation") shall (except where the context otherwise requires) be construed as referring to such legislation as amended and in force from time to time and to any legislation which re-enacts or consolidates (with or without modification) any such legislation; and

17.1.7.
any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

17.2.
Clauses 1 (Definitions), A (Price), A (Intellectual Property Rights Indemnity), A (Corporate Social Responsibility), A (Confidentiality), A (Assignment and Subcontracting), A (Rights of Third Parties),A(Publicity), A (Escalation), A (Waiver),A (Severability), A (No Partnership/Agency), A (Survival), A (Insurance), A (Further Assurance), A(Audits), A (Inadequacy of Damages), A(Order of

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Precedence) of Schedule 2 (GTCs) shall apply (mutatis mutandis) to the body of this GFA.

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18.	COUNTERPARTS

This GFA may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

AGREED by the Parties through their authorised signatories.

Signed/Date: /s/ Detlef S. Schultz December 21,2007 Name: Detlef S. Schultz Title: Global Supply Chain Management Director For and on behalf of Vodafone Group Services Limited
Signed/Date
December 20, 2007
.By: ../s/ Steven R. Springsteel
Name:  Steven R. Springsteel
Title:    Chairman, CEO and President
By: /s/ Peter Norman
Name:  Peter Norman
Title:  Vice President and Chief Financial Officer
For and on behalf of Chordiant Software, Inc.

Attachments:

Annex A: Payments, Products and Pricing

Annex B: CoA

Annex C: Documentation

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ANNEX A

PAYMENTS, PRODUCTS AND PRICING

A. STANDARD SOFTWARE
1.            Chordiant Decision Management Suite (by part and version number):
•	Chordiant Predictive Analytics Director; 6100-6.0.2
•	Chordiant Strategy Director; 6101-6.0.2
•	Chordiant Decision Monitor; 6104-6.0.2
•	Chordiant Real-Time Decisioning Services; 6102-6.0.2
•	Chordiant Database Decisioning Services; 6103-6.0.2
•	Chordiant Recommendation Advisor; 6108-6.0.3
•	Chordiant Adaptive Decisioning Services; 6106-6.0.2
•	Chordiant Data Preparation Director; 6105-6.0.2
•	Chordiant Real-Time Proposition Monitoring; 6111-6.0.2
•	Chordiant Interaction Services - 6107-6.0.2
•	Chordiant Campaign Management Decisioning Service - 6109-6.0.2
1.	Chordiant Marketing Director Suite:
•	Chordiant Marketing Director: 6.2.0.3
•	Chordiant Online Marketing Director; 6.2.0.3
•	Chordiant Mobile Marketing Director; 6.2.0.3

The Standard Software listed above shall be deemed accepted upon delivery.
At VGSL’s request, Supplier will extend the license to the Standard Software to any other operating system supported by Supplier so long as VGSL is currently covered by Maintenance Services with respect to such Software and VGSL’s usage of the Standard Software does not exceed the scope of the license it acquired for use.

B.  LICENSE AND LICENSE FEES
Supplier will enter into CoAs for enterprise licenses of all the Standard Software specified above (except as provided below) with the VGC’s listed below (the “Listed VGCs”) for a license fee to be designated by VGSL.  The license fee so designated by VGSL shall be reasonable for the scope of the license provided.

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Supplier agrees that it will not license the Standard Software to the Listed VGCs at any price that has not been designated or approved by VGSL.

Listed VGCs:

[ * 1 Page of text omitted]

*  License will not include the Marketing Director Suite

Organic Growth
There will be no change in the price for the license for a VGC to the extent that the number of subscribers supported by that VCG increases through organic growth.

Growth through Merger or Acqusition
If through acquisition or merger, a VGC increases its subscriber base following such acquisition or merger such that it moves from one pricing bracket (after taking into account any organic growth that has taken place up to the time of such acquisition) to another (ie, small to medium; large to very large) described in the future pricing matrix listed below, the VGC shall be required to pay the difference between the license and support fee amount for the bracket applicable immediately prior to the acquisition or merger and the license and support fee for the larger bracket applicable after giving effect to the acquisition or merger.

Effect of Transfer:
If there is a transfer of a CoA from one VGA to another VGA which has a subscriber base which would move that license to another pricing bracket after taking into account any organic growth up to the time of such transfer (ie, small to medium; large to very large) described in the future pricing matrix listed below, then the VGC shall be required to pay the difference between the license and support fee amount for the bracket applicable immediately prior to the transfer and the license and support fee for the new bracket.

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C. SUPPORT AND USERS
VGCs that have licensed the Standard Software shall be entitled to install and operate the components of the Standard Software solely for the following number Users and shall be entitled to the following level of Support so long as it is receiving Maintenance Services.
CHORDIANT Decision Management Suite	Users	Support Level
Chordiant Predictive Analytics Director	Unlimited nr of client systems	Standard (9x5)
Chordiant Strategy Director	Unlimited nr of client systems	Standard (9x5)
Chordiant Decision Monitor	Unlimited nr of client systems	Standard (9x5)
Chordiant Database Decisioning Services	Unlimited nr of CPUs	Standard (9x5)
Chordiant Real-Time Decisioning Services	Unlimited nr of CPUs	Premium (24x7)
Chordiant Recommendation Advisor	Unlimited nr of seats	Premium (24x7)
Chordiant Interaction Services	Unlimited nr of CPUs	Premium (24x7)
Chordiant Campaign Management Decisioning Service	Unlimited nr of CPUs	Standard (9x5)
Chordiant Adaptive Decisioning Services	Unlimited nr of CPUs	Premium (24x7)
Chordiant Data Preparation Director	Unlimited nr of CPUs	Standard (9x5)
Chordiant Real-Time	Unlimited nr of CPUs	Premium

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Proposition Monitoring	(24x7)

CHORDIANT Marketing Director Suite	Unit	Support Level
Chordiant Marketing Director	Unlimited nr of URNs	Standard (9x5)
Chordiant OnLine Marketing Director	Unlimited nr of URNs	Standard (9x5)
Chordiant Mobile Marketing Director	Unlimited nr of URNs	Standard (9x5)

D. VGSL Payment Schedule:

Subject always to clause 7 (Products and Payments), VGSL will pay the following amounts (plus VAT and all other taxes payable) to Supplier on or before the dates set forth below:

1.            On or before Sept 1st 2008: €7,345,853 in licence fees, less such amounts that were payable to Supplier in license fees for the license of the Standard Software by Listed VGCs between the date of the GFA and September 1, 2008;

2.            On or before Sept 1st 2008: €1,000,000 in support and maintenance fees, less such amounts that were payable to Supplier in support and maintenance fees by Listed VGCs between the date of the GFA and September 1, 2008;

3. On or before Dec 1st 2008: €[*] in licence fees, less (a) the amount of the payment referred to in item 1 above and (b) such amounts that were payable to

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Supplier in license fees for the license of the Standard Software by Listed VGCs between the date of the GFA and December 1, 2008;

    4. On or before April 1st 2009: €[ * ] in licence fees, less (a) the aggregate amount of the payments referred to in items 1 and 3 above and (b) such amounts that were payable to Supplier in license fees for the license of the Standard Software by Listed VGCs between the date of the GFA and April 1, 2009;

    5. On or before April 1st 2009: €2,231,700 in support and maintenance fees covering all Listed VGCs.

Any such amounts paid by VGSL under items 1, 3 and 4 above may be applied by VGSL as a credit against the license fees payable for the licensing of the Listed VGCs.

Total License Fees payable by April 1, 2009: €14,877,997

Total Support and Maintenance Fee for the provision of support and maintenance through until April 1st 2010: €3,231,700

At VGSL’s option, after expiration of the initial Support period (ending April 1st 2010) and each subsequent Support period, VGSL may acquire on behalf of the Listed VGCs an additional one year of Maintenance Services for the Standard Software licensed, for an annual support fee of not less than the previous year’s Support Fee (€2,231,700 for the first renewal period) and shall not increase from the previous year’s Support Fee by more than the percentage increase in the United Kingdom Retail Price Index (National Statistics Office) for the previous year.  All fees due under Clause D (€18,109,700) shall be non-cancelable and the sum paid non-refundable.
Without prejudice to the non-cancelable nature of the obligation to pay for the initial Support period referred to above, payments stated or referred to in this paragraph shall be pro-rated according to the actual use of the Standard Software, and by which VGC.

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E.  FUTURE PRICING

VGSL may purchase additional licenses for the Standard Software products listed above at the respective quantities and license fees indicated below for majority owned subsidiaries of VGSL other than Listed VGCs. Furthermore VGSL may purchase additional licenses for the Standard Software products listed above at the respective quantities and license fees indicated below for minority owned subsidiaries of VGSL on a case by case basis, as agreed to by Supplier in its sole discretion.  All future pricing (table and discount levels below) only applies to VGCs in the following business areas:  Communications and is valid until Dec 15, 2009.

Majority Owned VGCs

As part of this agreement, Supplier offers the following pricing for any majority owned VGCs in which Vodafone acquires a majority stake.

	Nr of Subscr	Licence Fee CDM & CMD	Annual Support and Maintenance

Small	<5 mill	[ * ]	[ * ]
Medium	5 – 10 mill	[ * ]	[ * ]
Large	10 – 30 mill	[ * ]	[ * ]
Very Large	30 – 50 mill	[ * ]	[ * ]
Mega	>50 mill	[ * ]	[ * ]

Notwithstanding the foregoing, for one of the (large or smaller) majority owned VCGs that are purchasing the Chordiant Decision Management suite only as part of this agreement, that VCG may purchase the Marketing Director suite for the license fee of [ * ] plus an annual 15% [ * ] support and maintenance.

Standard Software products offered as part of the CDM licence include the then current versions of the following:

•	Chordiant Data Preparation Director: unlimited number of concurrent users
•	Chordiant Predictive Analytics Director: unlimited number of concurrent users
•	Chordiant Adaptive Decisioning Services: unlimited number of CPUs
•	Chordiant Strategy Director: unlimited number of concurrent users
•	Chordiant Database Decisioning Services: unlimited number of CPUs
•	Chordiant Real-Time Decisioning Services: unlimited number of CPUs
•	Chordiant Recommendation Advisor: unlimited number of seats

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•	Chordiant Interaction Services: unlimited number of CPUs
•	Chordiant Campaign Management Decisioning Service: unlimited number of CPUs
•	Chordiant Decision Monitor: unlimited number of concurrent users
•	Chordiant Real-Time Proposition Monitoring: unlimited number of CPUs

Standard Software products offered as part of the CMD licence include the then current versions of the following:

•	Chordiant Marketing Director, core module: unlimited number of concurrent users
•	Chordiant eMail Marketing Director: unlimited number of concurrent users
•	Chordiant Mobile Marketing Director: unlimited number of concurrent users

The Standard Software listed above shall be deemed accepted upon delivery.

Minority Owned VGCs

For any mobile telecom organisation where VGSL has more than a 15% stake but less than 50% Supplier offers a fixed discount of [ * ]% against Supplier's standard list price for Chordiant Decision Management and Chordiant Marketing Director Standard Software products listed above.

Partner Organisation

For Partner Network organisations, Supplier offers a fixed discount of [ * ]% against Supplier's standard price list, for Chordiant Decision Management and Chordiant Marketing Director Standard Software products listed above, subject to approval from Supplier.

Organic Growth
There will be no change in the price for the license for a VGC to the extent that the number of subscribers supported by that VCG increases through organic growth.

Growth through Merger or Acqusition
If through acquisition or merger, a VGC increases its subscriber base following such acquisition or merger such that it moves from one pricing bracket (after taking into account any organic growth that has taken place up to the time of such acquisition) to another (ie, small to medium; large to very large) described in the future pricing matrix listed above, the VGC shall be required to pay the

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difference between the license and support fee amount for the bracket applicable immediately prior to the acquisition or merger and the license and support fee for the larger bracket applicable after giving effect to the acquisition or merger.

Effect of Transfer:
If there is a transfer of a CoA from one VGA to another VGA which has a subscriber base which would move that license to another pricing bracket after taking into account any organic growth up to the time of such transfer (ie, small to medium; large to very large) described in the future pricing matrix listed above, then the VGC shall be required to pay the difference between the license and support fee amount for the bracket applicable immediately prior to the transfer and the license and support fee for the new bracket.

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ANNEX B

CONTRACT OF ADHERENCE (CoA)

DATE: [__________________]

PARTIES:

(1)	[ AName of VGC] whose registered office is at [AAddress] (“VGC”); and

(2)	CHORDIANT SOFTWARE INTERNATIONAL INC. a corporation incorporated in the state of Delaware, USA whose registered office is at 20400 Stevens Creek Blvd., Suite 400, Cupertino, CA 95014, USA (“SGC”)

together referred to as the “Parties” and each individually as a “Party”.

WHEREAS

(a)	SGC is engaged in, amongst other activities, the development, manufacture and sale of Products and Services (as defined below);

(b)	VGSL and the Supplier have entered into a Global Framework Agreement dated [ADecember 21, 2007] in relation to such Products and Services;

(c)	VGC and SGC wish to enter into this Contract of Adherence in accordance with the terms of such Global Framework Agreement.

1.	DURATION

This Contract of Adherence (“CoA”) shall come into effect on  __________, 200[ ] (“Effective Date”) and unless earlier terminated in accordance with the provisions of this CoA shall continue in force and effect for five years (the “Initial Period”). This CoA shall automatically continue until terminated by either Party giving at least six (6) Months’ prior written notice of such termination to the other Party, such notice not to expire sooner than the end of the Initial Period, unless earlier terminated in accordance with the provisions of this CoA (“Term”).

The terms and conditions in this CoA will continue to apply to any Purchase Order accepted by SGC prior to the effective date of the termination of this CoA, but will not apply to any Purchase Order accepted by SGC after such effective date.

2.	PURPOSE

Following the Effective Date, SGC shall supply Products and Services to VGC in accordance with this CoA, including the Schedules as modified by any Special Conditions permitted under Clause 3 of Schedule 2 (GTCs).

CoA
1

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3.	NOTICES

For the purpose of giving notices under this CoA, the details of the Parties are as follows:if to VGC:

[            ]

to the Supplier:
Chordiant Software, Inc.
20400 Stevens Creek Blvd.
Cupertino, CA 95014
Marked for the attention of: Director of Finance
Facsimile Number: [    ]
Copy to
Attn.: General Counsel

or such other details as a Party may notify to the other Party from time to time.

4.	ENTIRE AGREEMENT

This CoA represents the entire understanding between the Parties in relation to its subject matter and supersedes all prior agreements and representations made by either Party, whether written or oral, except as set forth in the Special Conditions.

5.	DEFINITIONS

All undefined terms appearing in this CoA shall have the meaning given to them in the Schedules attached hereto and incorporated herein.

AGREED by the Parties through their authorised signatories.

Signed/Date: .........................................................
Name:   ……………………………….............
Title:      ........................................................
For and on behalf of  Ainsert name of relevant Vodafone company]

Signed/Date: ........................................................
Name:   ………………………………………..
Title:      ........................................................
For and on behalf of Chordiant Software Inc.

Attachments:
Schedule 1: Contents of Special Conditions
Schedule 2: Global Terms and Conditions
Schedule 3: Global Products
Schedule 4: Global Services
Schedule 5: Global Price Book

CoA
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Schedule 6: Corporate Social Responsibility
Schedule 7: Currency Conversion Process
Schedule 8: Data Processing Agreement [OPTION]
Schedule 9: Source Code Escrow Agreement
Schedule 10: Local Attachments (if any)

CoA
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SCHEDULE 1

CONTENTS OF SPECIAL CONDITIONS

SGC and VGC have agreed to the following Special Conditions, which are permitted modifications to the CoA body and/or Global Attachments as described in Clause 3.1 of the GTCs and set forth below:

Permitted Modifications	CoA Reference (§)	Special Conditions
Modifications required in order for the CoA to comply with the laws and regulations affecting VGC		[Ainsert details – if any]
Modifications required in order for the CoA to comply with VGC’s governance policies and procedures		[Ainsert details – if any]
Modifications that have been specifically designated in the Global Attachments as matters that are to be agreed locally by SGC and VGC in the CoA (e.g. currency for payment, performance bond etc.)		[Ainsert details – if any]
Any agreement in place between SGC and VGC that is not superseded by this CoA	GTC §43 (Entire Agreement); CoA § 4	[Ainsert details – if any]
Local Attachments added to the CoA (e.g. Local Price Book, Local Specifications and Project Plans)		[Ainsert details – if any]
Modifications to the Global Attachments required by VGC for the purchase and deployment of a System or the implementation of a specific Project Plan and set forth in a Work Order or Local Attachment that specifically relates to such System or Project Plan

Special Conditions (Schedule 1 to CoA)

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SCHEDULE 2

GLOBAL TERMS AND CONDITIONS

FOR THE SUPPLY OF PRODUCTS AND SERVICES

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Global Terms and Conditions for the Supply of Product and Services

1.	DEFINITIONS

1.1.	In the CoA, unless the context otherwise requires, the following terms and expressions shall have the following meaning:

“Acceptance”
means final acceptance of Products and Services by VGC in accordance with the Acceptance Test Procedure and “Accepted” refers to Products and Services for which an Acceptance Certificate has been signed by VGC;

“Acceptance Certificate”	means a document signed by VGC certifying Acceptance of Products and Services;
“Acceptance Test Procedure”
means the process of measurement, examination and other activities required to verify that the Products and Services supplied or performed by SGC have been supplied or completed in accordance with the Specifications, such acceptance test procedure to be defined by VGC and agreed in writing by SGC and conducted by SGC with VGC witnessing, unless otherwise agreed;

“Affected Deliverables”	has the meaning given in Clause 11.2;
“Business Day”
means a normal working day in the country of VGC for which Products and Services are to be supplied, provided however that where the relevant country comprises more than one state or geographical area in which different normal working days apply, then “Business Day” shall mean a normal working day in such state or geographical area in which the relevant Delivery Address is located;

"Change Control Procedure"	means the change control procedure agreed upon in writing by VGC and SGC and set forth in a Local Attachment;
“Claim”
means, as the context requires, any actions, claims, demands, proceedings, losses, damages, costs, expenses and other liabilities of whatever nature (whether foreseeable or not) suffered, incurred or sustained, including court and legal costs assessed on a solicitor–client basis and other professional costs and expenses;

“Confidential Information”	means all financial, business and technical or other data and all other information (whether written, oral or in electronic form or on magnetic or other media) concerning the business and affairs of

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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Party that the other Party obtains, receives or has access to as a result of the discussions leading up to, or the entering into, or the performance of, the CoA;
“Contract of Adherence” or “CoA”	means the CoA entered into by VGC and SGC, to which this Schedule 2 is attached and into which it is incorporated;
“Delivery Address”
means the address, and as applicable, the specific location (for example, room or shelter) to which Products are to be delivered or Services are to be performed (as the case may be), as specified in the relevant Purchase Order, as applicable;

“Delivery Date”	means the date on which the Products are to be delivered to the Delivery Address, as specified in the CoA or Purchase Order, as applicable;
“Development Work”
means the Products produced by SGC in the performance of development Services in accordance with the CoA, any Work Order or Purchase Order, as the case may be, as may be further described in Schedule 4-[Axx], including, as applicable, Specific Software, tools, logic, formats, file specifications, structures, explanations, flow charts, diagrams, data, sounds assets and other content, iconography, design documentation, artwork, sample packaging and other documents or items provided by SGC in relation to the development Services, including without limitation the associated Specifications;

"Documentation"
means instructional and operating manuals and other printed or electronic materials to be supplied by SGC to VGC in connection with the Products and Services a copy of which are attached as Annex 3 to the GFA.  Documentation shall also include the table of RTDS performance included in Part 3 of Schedule 3 hereto.

“Effective Date”	means in relation to a CoA, the date on which the CoA comes into effect as set out in the CoA;
“Escrow Agreement”	means the source code escrow agreement set out in Schedule 9;
“Force Majeure”
means any cause preventing a Party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented and as further defined in ClauseA29 (Force Majeure);

“Global Approval”	means approval of Products by VGSL after having conducted the process of measurement, examination and other activities set out in the Global Product Approval Procedure;
“Global	means the Schedules attached to the body of the CoA or

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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Attachments”	incorporated by reference therein, as may be updated from time to time, excluding any Local Attachments;
“Global Price Book”	means the global price book agreed between Supplier and VGSL relating to the supply of Products and Services, as updated and reissued from time to time;
“Global Product Approval Procedure”	means the testing procedures whereby the Products are verified by VGSL for compliance with the Requirement Specifications;
“Global SLA”	means the Global Service Level Agreement agreed as part of the Support and Maintenance Services being provided by SGC as set forth in Schedule 4-[Axx];
“Global Specification”
means the detailed specification document prepared by Supplier and approved by VGSL specifying the functions to be performed by a Product (including the equipment on which it is to operate) based on the Requirement Specification;

“Global Terms and Conditions” or “GTCs”	means these global terms and conditions agreed by VGSL and Supplier for the supply of Products and Services, which form part of the CoA;
“Indemnified Party”	shall have the meaning given in Clause A28.1;
“Insolvency Event”
means that the Party concerned has become subject to a voluntary arrangement with its creditors (within the meaning of the Insolvency Act 1986) or (being a company) has become subject to an administration order or has gone into liquidation (otherwise than for the purpose of amalgamation or reconstruction) or an encumbrance has taken possession of, or a receiver has been appointed to, any of the property or assets of the Party concerned, or that the relevant Party has ceased, or threatened to cease to carry on business, or any similar event has occurred in any relevant jurisdiction;

“Installation”	means the Service of setting up, connecting, adjusting, testing and commissioning any Product to the VGC Network and “Installed” shall be construed accordingly;
“Integration”
means the interface and connectivity measures planned and combined by SGC to link the Products with other products, including system and products architecture, gap analysis, interface planning and system implementation;

“Intellectual Property Rights"	means: (i) rights in, and in relation to, any patents, registered designs, design rights, trade marks, trade and business

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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names (including all goodwill associated with any trade marks or trade and business names), copyright and related rights, moral rights, databases, domain names, semi-conductor and other, topography rights and utility models, and including the benefit of all registrations of, applications to register and the right to apply for registration of any of the foregoing items and all rights in the nature of any of the foregoing items, each for their full term (including any extensions or renewals thereof) and wherever in the world enforceable;

(ii) rights in the nature of unfair competition rights and to sue for passing off and for past infringement; and

(iii) trade secrets, confidentiality and other proprietary rights, including rights to know how and other technical information;

“Issued Property”	means all property provided to SGC by or on behalf of VGC under the CoA;
“Key Milestone”
means an important milestone agreed by VGC and SGC with respect to the supply of Products and Services, including by way of example, the Delivery Date, Ready for Acceptance, Ready for Installation or Ready for Service or any other such date agreed by the Parties from time to time;

“Licence”	means a licence to use the Software and Documentation, as applicable, granted by SGC under Clause 25 (Licences for Software and Documentation);
“Local Attachments”
means the Local Price Book, Local Specifications, Project Plans and any other schedules agreed by VGC and SGC in the CoA relating to Products and Services not otherwise specified in the Global Price Book;

“Local Price Book”	means the Prices for Products and Services that are not included in the Global Price Book and are requested to be supplied by SGC to VGC;
“Local Specifications”	means the specifications agreed by VGC and SGC for Products and Services that are not included in the Global Price Book, including any Requirements Specifications for such Products and Services;
“Modification”	means any change or amendment to any Products, whether: (i) as a result of Development Work; (ii) as an update, upgrade, or new release in accordance with Support and Maintenance Services;

GTCs for HW, SW, and Services (Schedule 2 to CoA)

 [* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            (iii) as a new version of the Product; or

                                  (iv) otherwise;

“Month”	means a calendar month;
“Outsourcer”	means the Person with which VGC has entered into an outsourcing or facilities management services agreement;
“Party” and “Parties”	has the meaning set forth in the CoA;
“person”
includes any corporation, limited liability company, partnership, limited liability partnership, joint venture, joint stock company, trust, estate, company and association, whether organised for profit or otherwise;

“Price”	means the price for the supply of the Products and Services as set out in the Global Price Book or a Local Price Book, as applicable;
“Products”
means the Software products described in Schedule 3 (Global Products) and/or in the Global Price Book or Local Price Book, which are supplied by SGC to VGC under a Purchase Order including any Modifications thereto,  tools, Development Work and associated Documentation;

“Project Plan”
means the detailed written document prepared by SGC and approved by VGC specifying the timescales for the supply of Products and Services as set forth in a Local Attachment, Purchase Order as may be updated by the Parties from time to time;

“Purchase Order”
means a purchase order and where applicable, any Work Order, placed with SGC by VGC for any Products and Services, which shall be subject to and incorporate  the terms of the CoA, and when accepted by SGC forms a part of this CoA;

“RFA” or “Ready for Acceptance”	means that Products and Services are ready for VGC’s Acceptance Test Procedure, with all SGC’s internal tests finalised;
“RFI” or “Ready for Installation”	means the date by which SGC shall deliver the Products to VGC’s site ready for Installation of such Products;
“RFS” or “Ready for Service”	means Products have been installed and Accepted and are ready for commercial service;
“Relevant Event”	means any act or omission by VGC the effect of which is materially to prejudice the ability of SGC to perform its obligations under the CoA;

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Requirements Specification”	means: (i) with respect to Products and Services in the Global Price Book, the Documentation (ii) with respect to Products and Services in the Local Price Book, the Documentation
“SGC”	has the meaning set forth in the CoA;
“Services”
means any services (including development services, Installation services, Integration services, the services of consultant programmers, training, testing services, Support and Maintenance Services, disaster recovery or other services) set out in Schedule 4 (Global Services), the Global Price Book, Local Price or Purchase Order, as applicable, including any associated Documentation provided with the Services;

“Software”
means software programs and adaptations, new releases and enhancements of or additions thereto and sound assets and other content, in each case that has been developed or licensed by SGC and embedded or otherwise used in the Products, including Standard Software, Specific Software and the associated Documentation;

“Special Conditions”	has the meaning set forth in Clause 3.2;
“Specific Software”	means that part of the Software which is the result of Development Work, including any Modification thereto and associated Documentation;
“Specifications”	means collectively the Requirements Specifications, Global Specifications and, where applicable, the Local Specifications;
“Standard Software”	means Supplier’s standard Software and any Third Party Standard Software (including Modifications thereto and associated Documentation) that is or could be offered by SGC to customers generally;
“Supplier”	means Chordiant Software Inc;
“Support and Maintenance Services”	means the support and maintenance services for the Products, as described in Schedule 4-[Ax] hereto;
“Supplier Group Company”	means Supplier and any company or corporation in respect of which Supplier’s ultimate holding company owns (directly or indirectly) more than fifty (50)% of the issued share capital;

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“System”	means a combination of Products and Services which are integrated and operate together in the VGC Network and which are subject to Acceptance as a “system” according to a Project Plan or Work Order;
“Term”	shall have the meaning set forth in Clause 1 of the CoA;
“Third Party Standard Software”
means that part of the Software being licensed to SGC by a third party and that is offered to customers generally and has not been customized to meet specific VGC requirements or otherwise created as part of Development Work;

“VAT”	means Value Added Tax or any analogous tax in any relevant jurisdiction including but not limited to use, sales and local sales taxes of any kind;
“Vodafone Group Company”	means Vodafone Group Plc, Vodafone Group Services Limited and each person in respect of which Vodafone Group Plc owns (directly or indirectly) more than fifteen (15)% of the issued share capital;
“Vodafone Code of Ethical Purchasing”
means the Vodafone Code of Ethical Purchasing and Business Principles, the current versions of which are set out in Schedule 6, as may be amended by VGC from time to time upon reasonable notice to SGC;

“Vodafone Marks”	means the trademarks, trade names, brand or other proprietary words or symbols used by any Vodafone Group Company from time to time;
“VGC”	has the meaning set forth in the CoA;
“VGC Network”	means the digital cellular radio telephone network, information technology network, business systems and ancillary systems operated by VGC; and
“Work Order” or “SOW”
means a work order or statement of work in such form as the Parties may agree from time to time that describes Development Work or other Services to be performed by SGC for VGC, and when completed and signed by the Parties forms a part of this CoA.

1.2.	Any terms otherwise undefined in this Schedule 2 (GTCs) shall have the meaning given to them elsewhere in the CoA.

2.	APPOINTMENT

2.1.
VGC appoints SGC as a non-exclusive supplier to VGC of products and services for the Term of the CoA. SGC has agreed to undertake the supply of Products and Services to VGC for the Term of the CoA according to the terms and conditions in the CoA.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2.
Unless the Parties agree otherwise, nothing in the CoA shall alter or affect the terms and conditions under which SGC supplies Products and Services ordered by VGC prior to the Effective Date of the CoA.

3.	SPECIAL CONDITIONS

3.1.	The Parties may modify the CoA body and the Global Attachments if requested by VGC but only with respect to the items specifically listed below:

3.1.1.	modifications required in order for the CoA to comply with the laws and regulations affecting VGC but only to the extent required for compliance;

3.1.2.	modifications required in order for the CoA to comply with VGC’s corporate governance policies and procedures but only to the extent required for compliance;

3.1.3.	modifications that have been specifically designated in the Global Attachments as matters that are to be agreed locally by SGC and VGC in the CoA (e.g. currency for payment, performance bond);

3.1.4.	any non-disclosure agreement in place between SGC and VGC that is not superseded by this CoA;

3.1.5.	Local Attachments added to the CoA (e.g. Local Price Book, Local Specifications and Project Plans); and

3.1.6.
modifications to the Global Attachments required by VGC for the purchase and deployment of a System or the implementation of a specific Project Plan and set forth in a Work Order or Local Attachment that specifically relates to such System or Project Plan.

3.2.
If the Parties agree to make any of the modifications listed in Clause 3.1, the agreed changes will be set out in a written document signed by the Parties substantially in the form of Schedule 1 (Contents of Special Conditions) (the “Special Conditions”).

4.	PURCHASE ORDERS

4.1.	After the Effective Date of the CoA, VGC may issue Purchase Orders for Products and Services to be supplied by SGC under the terms of the CoA.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.2.	SGC shall accept all Purchase Orders issued in accordance with the CoA.

4.3.	VGC shall be under no obligation to issue any Purchase Orders or to purchase any minimum volume of, or particular category of, Products or Services.

4.4.	All Purchase Orders placed by any VGC shall be subject to the terms and conditions of the CoA.

4.5.	The Parties agree that neither the pre-printed standard terms of supply of SGC nor the pre-printed standard terms of purchase of VGC shall apply to any Purchase Order.

4.6.	Up toAfourteen (14) Business Days prior to the scheduled Delivery Date, VGC may vary the Products and Services specified in a Purchase Order at no additional cost to VGC.

4.7.
Within theAfourteen (14) Business Days prior to the scheduled Delivery Date set out in the Purchase Order, VGC may vary the Products and Services set out in a Purchase Order at no additional cost to VGC except those additional direct costs incurred by SGC and agreed by VGC that are the direct result of VGC’s variation to the Purchase Order. In claiming any additional costs, SGC shall demonstrate to VGC’s reasonable satisfaction that the Products and Services cannot be used in fulfilling SGC’s obligations under other Purchase Orders issued by VGC or for such Purchase Orders as may be reasonably anticipated to be issued by VGC (considering the nature of the VGC Network).  For the purposes of this Clause, SGC shall be allowed to seek reimbursement from VGC for services actually performed at the rate previously agreed between VGC and SGC.  SGC agrees to take all reasonable steps in order to minimize the costs associated with any variation of a Purchase Order.

5.	PRICE

5.1.
The Prices of Products and Services shall be set forth in the Purchase Order and calculated in accordance with the Global Price Book, the Local Price Book or as otherwise agreed by the Parties (if not specified in either the Global Price Book or Local Price Book); no additional prices or charges shall be payable by VGC for Products and Services.

5.2.	The Price shall be inclusive of:

5.2.1.	delivery of the Products and Services DDP to the Delivery Address (in accordance with Incoterms 2000);

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.2.2.	any costs relating to the transfer and delivery of the Products and Services (including any information) to VGC, including insurance in transit, commissions and any export or import licences;

5.2.3.
any licence or other fees paid to third parties for products and services used by SGC in the development or supply of Products and Services for or to VGC, unless there has been prior written agreement on a separate charge for such fees;

5.2.4.
any costs and expenses to supply the Products and Services and perform the Services, including charges for legal and regulatory compliance, performance bonds, telephone, utilities, testing, inspection and SGC resources, as applicable; and

5.2.5.	any costs for SGC accommodation, travel and subsistence unless otherwise specified in the Purchase Order.

5.3.
During the Term of the CoA, no increase in the Price may be made (whether on account of increased material, labour or transport costs, fluctuation in rates of exchange or otherwise). After a Purchase Order has been accepted, there shall be no increase in the Prices included in that Purchase Order.

5.4.

[ * ]

6.	TAXES AND DUTIES

VAT:

6.1.	The Price shall be inclusive of all duties, levies or any similar charges.

6.2.
If VAT is chargeable in respect of any amount payable hereunder, the Supplier shall provide VGC with a valid invoice that meets all requirements imposed by the relevant taxation authorities and which specifically states this tax and meets all further conditions necessary to allow VGC to obtain relief from such tax if a relief procedure is available (“Tax Invoice”).  Provided VGC is in receipt of a Tax Invoice, VGC will pay to the Supplier the VAT properly chargeable in respect of that payment, in accordance with the payment terms in Clause 7 (Invoicing and Payment).

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.3.	VGC reserves the right to withhold payment of any taxes to the Supplier until the Supplier has provided VGC with a Tax Invoice and such other further information as VGC may reasonably request.

6.4.
Where any relevant taxation authority determines that VAT is chargeable in whole or in part in respect of any amount payable hereunder, notwithstanding the treatment by the Supplier of any supply to VGC to the contrary, the Supplier shall hold harmless and indemnify VGC against any and all costs, charges, VAT and penalties arising save to the extent that VGC is (acting reasonably) able to recover such amounts from the applicable authorities.

6.5.	If the Supplier has incorrectly determined the amount of VAT chargeable to VGC, then the invoice shall be corrected and where VGC has:

6.5.1.
overpaid any amount, the Supplier will repay this amount to VGC plus interest and any related costs and shall also provide VGC with a correcting invoice or credit note for an amount equal to the overpayment made by VGC; and

6.5.2.	paid less than the correct amount, VGC shall pay the outstanding amount to the Supplier upon receipt of a valid Tax Invoice.

Both payments under Clauses 6.6.1 and 6.6.2 shall be made within thirty (30) days of being so notified. For the avoidance of doubt VGC shall not meet the cost of any penalties, interest or other charges arising from the incorrect VAT treatment by the Supplier of any supply made hereunder.

Withholding Tax:

6.6.
The Price shall be paid without set-off, counterclaim or required withholding or deduction unless prohibited by any applicable law.  In the event that a withholding tax or deduction is required by applicable law to be paid by VGC in respect of the Price, VGC will pay the Price net of the required withholding or deduction to the Supplier.  VGC will supply to the Supplier evidence to the reasonable satisfaction of the Supplier that VGC has accounted to the relevant authority for the sum withheld or deducted and will provide all such assistance as may be requested by the Supplier in recovering the amount of the withholding.  In the event that a double taxation treaty applies which provides for a reduced withholding tax rate, VGC shall only withhold and pay the reduced tax on behalf and for the account of the Supplier if an appropriate exemption certificate is issued by the competent tax authority.

6.7.
If VGC, in good faith, pays the Price to the Supplier without set-off, counterclaim, or required withholding or deduction and a subsequent audit identifies that a withholding or deduction should have been made from the Price, the Supplier shall be liable to pay this withholding or

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

deduction to the relevant authority together with any interest and penalties due thereon.

Warranty on Tax Residency:

6.8.
The Supplier warrants and undertakes to VGC that it is tax resident in country of the Supplier and shall be deemed to remain tax resident in that territory unless it notifies VGC of a change of tax residency on thirty (30) days’ prior written notice.  In the event that the Supplier changes tax residency, the Supplier shall immediately provide any documentation required by VGC evidencing its tax residency in such territory.

6.9.
In the event that VGC is not reasonably informed of a change in tax residence by the Supplier, the Supplier will indemnify VGC against any resulting costs, including but not limited to withholding tax, interest and penalties thereon.

7.	INVOICING AND PAYMENT

7.1.	Invoicing

7.1.1.	SGC may invoice VGC for the Price of Products:

7.1.1.1.	in the case of a Products subject to Acceptance, one hundred (100)% upon Acceptance of the Product; and

7.1.1.2.
in the case of a Product not subject to Acceptance, one hundred (100)% upon actual delivery of the Product conforming to the relevant Purchase Order to the Delivery Address, as evidenced by VGC’s written notice of receipt.

7.1.2.	SGC may invoice VGC for the Price of Services:

7.1.2.1.	in the case of a Service not subject to Acceptance, one hundred (100)% for Services performed. Services performed on a time and materials basis will be invoiced on a monthly basis;

7.1.2.2.
in the case of a Service resulting in the production of Development Work, in accordance with the payment milestones set out in the Purchase Order or, if no payment milestones agreed, then 100% for Services performed. Services performed on a time and materials basis will be invoiced on a monthly basis; and

7.1.2.3.	in the case of Support and Maintenance Services or other Services provided on an annual basis, 100

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(100)% of the annual Price of the Service at the commencement of the annual Support period.

7.2.	Invoice Format

7.2.1.	All invoices duly issued by SGC and sent to VGC at the address designated in the CoA or Purchase Order shall:

7.2.1.1.	state the VGC Purchase Order number(s) to which the invoice relates; and

7.2.1.2.	attach a copy of the corresponding Acceptance Certificate(s) as signed by VGC, if applicable.

7.2.2.	Invoices shall be issued no more frequently than once per Month.

7.3.	Payment Period

VGC shall pay all invoices issued in accordance with Clauses 7.1 and 7.2 not later than [ * ] calendar days after the date of receipt of the invoice by VGC, or such other date as may be agreed between the Parties and stated in the relevant Purchase Order.

7.4.	Method of Payment

All payments shall be by BACS (Banking Automated Clearing System), electronic transfer of funds or such other means as SGC and VGC may agree.

7.5.	Currency

All payments shall be made and all credits shall be given in Euros unless otherwise specified in the Special Conditions. If another currency is used for payment, the Parties agree to use the currency conversion process specified in Schedule 7 (Currency Conversion Process).

7.6.	Late Payment

If any payment from a Party becomes properly due under the CoA and remains unpaid after its due date, such unpaid amount shall carry interest at the rate of EURIBOR + 0.5% from the day after the date on which the payment was due until the date payment is actually received in full, where “EURIBOR” shall mean the rate for borrowing in Euros from banks for periods of one (1) Month, compounding as necessary, for the relevant period which appears on Telerate, Page 248, or such page as may replace it from time to time.

7.7.	Invoice Disputes

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VGC may withhold from payment that part of any invoice which it disputes until the dispute is resolved in SGC’s favour. If it is established to the reasonable satisfaction of the Parties that an invoice has been rendered improperly or at the incorrect time, SGC shall promptly issue a credit note and a corrected invoice.

7.8.	Set Off

VGC may set off and withhold against invoiced amounts any debt or sum owing to VGC by SGC in connection with any Purchase Order.

8.	PACKING

SGC shall ensure that the packing of any Product contains clearly identifiable and proper markings (consistent with VGC’s written instructions, applicable industry standards and relevant laws). SGC’s packing of any Product shall be secure and tamper proof so as ensure that such Product reaches the relevant Delivery Address in an undamaged condition.

9.	DELIVERY

9.1.
SGC shall deliver the Products and Services DDP (in accordance with the Incoterms 2000) on the relevant Delivery Date during normal working hours to the Delivery Address. At VGC’s option, Software Products shall be delivered electronically.

9.2.	The Products shall be accompanied by a delivery schedule listing all Products contained in such delivery.

9.3.	SGC shall obtain at its own expense any import and export licences required for the supply of Products and Services to VGC.

10.	PERFORMANCE OF SERVICES

10.1.	SGC shall perform the Services for VGC subject to the terms and conditions of the CoA and the relevant Purchase Order.

10.2.	All Services shall be provided by SGC until completed except as follows:

10.2.1.
Any Services in respect of which a fixed or limited period has been agreed shall be provided by SGC for the period specified in the relevant Purchase Order (subject at all times to any rights of prior termination).

10.2.2.	Any continuing Services in respect of which an indefinite period has been agreed shall be performed by SGC until terminated in accordance with the relevant Purchase Order.

10.3.	Support and Maintenance Services

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SGC shall provide support and maintenance Services for the Products according to the terms set forth in the Global SLA Schedule 4and the relevant Purchase Order.

10.4.	Outsourcing

10.4.1.
VGC shall be entitled to appoint an Outsourcer to run or host the Software for VGC’s benefit for the purpose of VGC’s internal business use upon prior written notice to SGC. The notice shall indicate the name and location of the Outsourcer. The Parties agree that:

10.4.1.1.	nothing in the CoA shall prevent VGC from changing Outsourcer provided that the provisions of this Clause 4 are complied with;

10.4.1.2.
VGC’s use of any Outsourcer will not alter VGC’s obligations under the CoA, and VGC will be liable for all acts or omissions of Outsourcer as if such acts or omissions were the acts or omissions of VGC, and a breach by Outsourcer of the terms of the CoA shall be deemed a breach by VGC of the terms of the CoA;

10.4.1.3.	use of any Outsourcer shall not be construed as an assignment, sublicense or novation of the rights under the CoA to Outsourcer; and

10.4.2.	VGC's use of any Outsourcer shall not release VGC from its obligations under the CoA.

11.	[INTENTIONALLY OMITTED]

11.1.

12.	TITLE AND RISK

12.1.
Notwithstanding any trade terms (including Incoterms) to the contrary in Clauses 5 (Price) and 9 (Delivery), SGC shall bear all risk of loss or damage to the Products until Acceptance of the Products or, in the case of Products not subject to Acceptance, until delivery of the Products to VGC’s Delivery Address.

12.2.
Title to Standard Software shall not pass to VGC but shall remain vested in SGC or the relevant third party licensor subject to the Licences granted pursuant to Clause A25 (Licences for Software and Documentation).

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.	[INTENTIONALLY OMITTED]

14.	PROJECT MANAGEMENT AND PROGRESS REPORTS

14.1.	At no additional cost to VGC, SGC shall appoint at least one project manager to supervise the carrying out of SGC’s obligations in accordance with the CoA and each Project Plan, as applicable.

14.2.
SGC shall not change its project manager without notifying VGC in writing in advance of the change. VGC shall be entitled to request, and SGC shall comply with such request, to remove and replace the project manager.

14.3.	The details of project management, key members of the project team and progress reports shall be set out in a written document agreed by the Parties, such as the Project Plan.

15.	[INTENTIONALL OMITTED]

16.	ACCEPTANCE OF PRODUCTS AND SERVICES

16.1.
Except as may be otherwise specifically required by VGC, VGC’s Acceptance of Products and Services shall be subject to the Acceptance Test Procedures (ATP), if any, agreed in writing between SGC and VGC as described in the CoA and/or in a separate written document signed by both Parties.  In the absence of agreed ATPs for a Product or Service, Products and Services will be deemed accepted upon delivery.

16.2.
The Acceptance Test Procedure for all Products and Services shall be at SGC’s cost, including equipment, preparations, demonstrations, testing and labour. Faults detected during such ATP shall be classified, prioritized and cleared by SGC in accordance with the ATP. VGC’s decision on fault priority classification is final.

16.3.	SGC shall give to VGC at least ten (10) Business Days’ notice in writing of any ATP, and VGC shall be permitted at any time to witness and participate in ATPs.

16.4.	SGC shall provide at no cost to VGC the complete test environment for the ATP and any SGC resources required for such testing at a location to be agreed by VGC.

16.5.
Where requested by VGC, SGC shall perform technical demonstrations and/or trials, at no cost to VGC subject to a mutually agreed schedule of technical parameters. Where possible, such technical demonstrations and trials shall be performed as part of a joint activity with other VGCs, at a location agreed by VGC.

16.6.	Notwithstanding the foregoing, SGC and VGC may agree that SGC may deliver Products, Services, maintenance, and/or training to VGC that are not subject the Global Product Approval Procedure and the VGC

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Acceptance Test Procedure.  In such cases, the Products, Services, maintenance, and/or training will be deemed Accepted upon Delivery.

17.	[INTENTIONALLY OMITTED]

18.	INTERFACES

18.1.
SGC shall provide to VGC without charge full details and a Licence to use all interfaces in the Products and changes thereto, including open and proprietary interfaces, for the purpose of enabling VGC and its third party suppliers to interface with the Products. SGC shall be responsible for the accuracy of any interface information supplied. SGC shall provide reasonable prior written notice of any change to any Product interfaces.

18.2  SGC shall ensure that there is no loss of functionality or performance of the Products due to any Modifications in the Products.

19.	WARRANTIES

19.1.	Each Party warrants and represents that it has the right, power and authority to enter into the CoA and carry out its obligations in relation to the supply of Products and Services hereunder.

19.2.	SGC warrants and represents that it has obtained and will maintain all permissions, licences and consents necessary for SGC to supply the Products and Services in accordance with the CoA.

19.3.
SGC warrants and represents that the use, possession, marketing or selling of the Products and Services do not and will not infringe the rights (including Intellectual Property Rights) of a third party.

19.4.	SGC warrants and represents that the Products shall:

19.4.1.	comply with all applicable Documentation;

19.4.2.	be fit for any purpose held out by SGC in the Documentation or agreed in writing in an agreement or amendment signed by the Parties;

19.4.3.	not be detrimentally affected by the processing of any data involving dates;

19.4.4.	comply with all laws and regulations applicable to SGC and VGC.

19.4.5.
comply with the requirements of the General Product Safety Directive 2001/95/EC, any applicable implementing legislation and any relevant applicable local standards or guidelines (as updated, reissued and implemented from time to time).

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

19.5.
SGC warrants and represents that the Software supplied hereunder shall be free from all viruses, disabling programs or devices (each a “Virus”). In the event of a Virus in the Software, then in addition to other rights and remedies available to VGC under this CoA, SGC shall eliminate the Virus and mitigate any loss of operational efficiency or loss or corruption of data caused by the Virus or its elimination.

19.6.	SGC warrants and represents that the Services shall be:

19.6.1. performed by adequate numbers of appropriately qualified and trained personnel, with due care and diligence and to such high standard of quality as it is reasonable for VGC to expect in all the circumstances;

19.6.2. compliant with all laws and regulations applicable to SGC, the Services and SGC’s obligations under the CoA; and

19.6.3.  comply with all Specifications for the Services agreed between SGC and VGC.

19.7.1  As part of Support and Maintenance Services, Supplier shall promptly make available to VGC all modifications, updates, enhancements, corrections and new versions of the Standard Software when and if made generally available in its sole discretion (collectively, “Updates”).  Supplier will support each current version or Update of the Software for a period of two years, beginning on the date the Update is made generally available (“GA”) to Supplier’s customers, in accordance with the provisions of Schedule 4.  For a period of one year thereafter, Supplier will continue to support such Update using commercially reasonably efforts without reference to the response times set forth in Schedule 4.  Notwithstanding its actual GA date, the initial version of the Standard Software that is initially delivered to VGC will be supported for a period of two years from the date of delivery and then one additional year thereafter.   Additionally, Supplier will support each current version or Update of the Software for a period of [ * ] after the date that the subsequent Update is made generally available (“GA”) to Supplier’s customers, in accordance with the provisions of Schedule 4

19.7.2  Update shall not include any release, option or future product that Supplier licenses separately; however, an Update shall include any subsequent release, version, update or upgrade of the Standard Software that repackages or re-brands the same functionality of the Standard Software as a separately licensed product. Regardless of the name that is used for the Standard Software.  Additionally, an Update shall not reduce the functionality existing within the licensed Standard Software.  Supplier will not seek to remove or materially reduce functionality from an Update by repacking such Updates as ‘new Products and Services’ such as to require VGC to acquire such Updates for additional license fees or cost beyond payment of the support fees in accordance with the terms of this CoA.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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Supplier will provide Updates for the Standard Software as and when developed for general release in Supplier’s sole discretion.

19.8  SGC warrants and represents that all Documentation provided and training given to VGC, its employees and designated third parties shall provide adequate instruction to enable VGC, its sub-contractors and distributors to make full and proper use of the Products. All Documentation and training shall be provided in English unless otherwise agreed in the CoA or otherwise as is required by the laws affecting VGC. In the event that VGC detects an error or omission in any Documentation or Training, SGC shall at no additional cost promptly correct the error or omission.

19.9Breach of Warranty for Products and Services
 19.9.1  Without prejudice to any other remedies available to VGC under the CoA or otherwise, SGC undertakes at its own cost and risk to correct any Software Products which fail to comply with any part of the warranty described in Section 19.4 above during a period of [ * ] from the Delivery Date or (where applicable) Acceptance (whichever is later).  SGC shall ensure that any corrected Software shall comply with the Specifications and match the original faulty Software in all respects except the fault itself.  Provided that VGC gives SGC written notice of a breach of the foregoing warranty during the warranty period, SGC shall, correct any reproducible errors that cause the breach of the warranty or if SGC is unable to make the Software operate as warranted within 90 days of notification, VGC shall be entitled to terminate its license for such Software Products and recover the fees paid to SGC for such license.

19.9.2  SGC shall ensure that all corrections are carried out within the agreed response and resolution times set forth in the in Schedule 4.

19.9.3  Services. Without prejudice to any other remedies available to VGC under the CoA or otherwise, if in VGC’s discretion any Services are found to be in breach of Section 19.6 the first 90 days after performance or (where applicable) Acceptance, then VGC shall be entitled at its own option to require SGC within  5 Business Days, to:

19.9.4.1perform those Services again; or

19.9.4.2	provide such additional Services as shall be necessary to make good the fault.

19.6.4.
19.9.5 If Supplier is unable to make good the fault after notice and a reasonable opportunity to remedy the situation, then Supplier will pay VGC all costs incurred by VGC in obtaining such Services from a third party at the SGC’s cost Provided that VGC gives SGC written notice of a

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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 breach of the foregoing warranty during the warranty period, SGC shall, correct any reproducible errors that cause the breach of the warranty or if SGC is unable to rectify the problem within 90 days of notification, VGC shall be entitled to terminate its right to use the Development Work associated with such Services and recover the fees paid to SGC for such Services.

19.10Extension of Warranty

19.10.1The period of the warranties set out under Clause 19.10 shall be extended by a period equal to the period the Products, Services or that portion thereof in which a defect or failure to which this Clause 19 applies cannot be used by reason of that defect.

19.10.2  Replaced Products shall carry a warranty on the same terms as set out in Clause 19.10 equal to the unexpired period of the original warranty or 12 Months, whichever is longer.  Re-performed Services shall carry a warranty on the same terms as set out in Clause 19.10 equal to the unexpired period of the original warranty or 3 Months, whichever is longer.

[ * ]

19.11 The warranties and remedies set forth in this Clause 19 shall be without prejudice to VGC’s other rights and remedies under the CoA or provided by law or in equity.

20.	ISSUED PROPERTY

20.1.
Issued Property, if any, shall remain the property of VGC and shall be used only for the purposes of the CoA and for no other purpose whatsoever without the prior written consent of VGC. SGC shall at its own expense be responsible for the safe custody of Issued Property.

20.2.	Issued Property shall be returned to VGC in good condition at SGC's expense on termination of the CoA, any relevant Purchase Order (however terminated) or on earlier written demand. Furthermore:

20.2.1.	SGC shall comply with VGC's reasonable directions for the return of Issued Property and shall not claim any lien over Issued Property.

20.2.2.	Carriage of Issued Property shall be at VGC's direction and shall not be subject to any handling charge by SGC.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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21.	SOURCE CODE ESCROW

21.1.
SGC undertakes to promptly enter into a source code escrow agreement for the Software with VGC or VGSL, as specified by VGC, substantially in the form of the Escrow Agreement. Unless otherwise agreed, SGC will enter into the Source Code Escrow Agreement no later than thirty (30) days after the Effective Date of the CoA.

21.2.	SGC additionally undertakes to procure that the Escrow Agent (as defined in the Escrow Agreement) executes the Escrow Agreement.

22.	DATA PROTECTION AND LAW ENFORCEMENT

22.1
SGC shall during the term of this CoA comply with all applicable laws, regulations, regulatory requirements and codes of practice in connection with its processing of personal information pursuant to this CoA, including without limitation, by complying with the Data Protection Directive (together, the "Data Protection Laws") applicable to a controller of that personal information and shall not do, or cause or permit to be done, anything which may cause or otherwise result in a breach by VGC of the same.

22.2	SGC agrees that where the provision of any Services under a Purchase Order will result in the processing of any personal information by SGC on behalf of VGC, SGC shall:

24.2.1	enter into a data processing contract with VGC in the form of that attached as Schedule 8 (Data Processing Agreement) prior to the commencement of any processing of such personal data; and

24.2.2	process all VGC personal data only pursuant to and in accordance with such processing contact.

22.3
SGC shall be liable for and shall indemnify VGC and hold VGC harmless against any and all claims, actions, liabilities, losses, damages and expenses (including legal expenses) incurred by VGC which arise directly or indirectly out of or in connection with SGC’s breach of its obligations pursuant to Clauses 22.1 and 22.2, including without limitation those arising out of any third party demand, claim or action, or any breach of contract, negligence, fraud, wilful misconduct, breach of statutory duty or non-compliance with any part of the Data Protection Laws by SGC or SGC’s personnel.

22.4
For the purposes of Clauses 22.1 to 22.3, the term “Data Protection Directive” shall mean Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (Official Journal L 281, 23/11/1995 P. 0031 – 0050), “controller”, “personal data” and “processing” shall have the meanings ascribed to these terms in the Data Protection Directive, and the term

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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“personal information” shall mean personal data and any information identifying, directly or indirectly, a VGC’s customers, users or employees, including their mobile number, MSISDN or IMSI, and information that could reasonably be related to such identifying information.

22.5
SGC agrees and acknowledges that VGC may be legally required to provide assistance to Law Enforcement Authorities in respect of the detection, investigation, prosecution or prevention of crime, including the carrying out of lawful interception and complying with disclosure obligations. Accordingly, SGC agrees that it shall provide the following assistance to VGC and each relevant Vodafone Group Company:

22.5.1
implement and maintain such interception capability in accordance with VGC’s requirements where VGC is obliged by Applicable Law to ensure or procure that such capability is implemented and maintained;

22.5.2
implement and maintain such data retention capability in accordance with VGC’s requirements where VGC is obliged by Applicable Law, to ensure or procure that such capability is implemented and maintained;

22.5.3
retain such data on the use of the Services by VGC’s customers (including without limitation data referring to the routing, duration, time or volume of a communication, the protocol used, the location of the terminal equipment of the sender or recipient, the network on which a communication originates or terminates and the beginning, end or duration of a connection) as VGC may require in order to comply with Applicable Laws regarding the retention or preservation of data;

22.5.4
implement and maintain such customer identification procedures in accordance with VGC’s requirements where VGC is obliged by Applicable Law to ensure or procure that such procedures are implemented and maintained; and

22.5.5
provide such other assistance as is necessary to enable VGC to comply with requests for assistance from Law Enforcement Authorities, under Applicable Law, including (but not limited to) the carrying out of interception of communications and the performance of disclosure obligations.

22.6
In respect of any assistance provided by SGC pursuant to Clause 22.5.5, SGC agrees to ensure that any requests for assistance from Law Enforcement Authorities, and the details of any assistance provided and all information connected with such requests is treated with the highest level of confidentiality and secrecy. In particular, it shall procure that:

22.6.1	only nominated individuals who are permanent employees of SGC and who are notified and agreed in advance with VGC

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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are made aware of such requests and information connected with such requests;

22.6.2
such nominated individuals are legally bound by, and notified of, confidentiality and secrecy obligations in respect of all information concerning law enforcement assistance, including (without limitation) surveillance targets, frequency of requests or the details of any information provided; and

22.6.3	any information acquired in the course of assisting with such requests shall be used solely upon VGC’s instructions and solely for the purpose of providing assistance under Clause 22.5.1.

22.7
In respect of any data retained in accordance with Clause 22.5.3, SGC agrees that such data is the confidential and proprietary information of VGC and shall be processed in accordance with Clauses 22.1 to 22.4.

22.8
In the event that SGC receives a request for assistance from a Law Enforcement Authority in respect of Services provided pursuant to this CoA, other than pursuant to Clause 22.5 in respect of which it is legally bound to provide such assistance, SGC shall, to the extent permitted by law, inform VGC of such request and provide such details as VGC may require.

22.9
In Clauses 22.5 to 22.8 the term “Applicable Law” means the relevant law applicable to VGC and/or each Vodafone Group Company and “Law Enforcement Authority” means any law enforcement authority, governmental agency or other authority responsible for safeguarding national security, defence, or the prevention, investigation, detection and prosecution of crime, which has jurisdiction in the relevant territory.

22.10
The VGC shall reimburse any reasonable costs of SGC where SGC can demonstrate that the requirements under Clause 22.5 require SGC to bear either capital or operating costs over and above those costs SGC would, but for the specific requirements of Clause 22.5, have been likely to incur.

23.	TERMINATION, CANCELLATION AND POSTPONEMENT

23.1.
Either Party (in this paragraph the "terminating Party") shall be entitled to terminate a CoA, a Purchase Order, in whole or in part, as applicable, with immediate effect by giving written notice to the other Party (in this paragraph the "breaching Party") at any time if:

23.1.1.
the breaching Party breaches any other material provision of the CoA, Purchase Order and (in the case of a breach capable of remedy) fails to remedy the breach within thirty (30) days after receiving written notice from the terminating Party requiring it to do so; or

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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23.1.2.	the breaching Party becomes subject to an Insolvency Event; or

23.1.3.	the breaching Party (in the case of SGC) ceases to be a Supplier Group Company or (in the case of VGC) or ceases to be a Vodafone Group Company or Partner Network (in the case of VGC); or

23.1.4.	anevent detailed in Clause A29 (Force Majeure) gives rise to a right to terminate as described in Clause A29.

23.2.
VGC shall be entitled to terminate the CoA, a Purchase Order, in whole or in part, as applicable, with immediate effect and without liability to SGC at any time if there is a Change in Control of SGC where “Control” means, in relation to a body corporate, the power of a person to secure that its affairs are conducted in accordance with the wishes of that person:

23.2.1.	by means of the holding of shares or the possession of voting power in or in relation to that or any other body corporate; or

23.2.2.	by virtue of any powers conferred by the articles of association or any other document regulating that or any other body corporate,

and a "Change in Control" shall occur if a person who controls any company or undertaking ceases to do so, or if another person acquires control of it.

23.3.	VGC may terminate this CoA upon (12) Months’ notice in writing to SGC at any time during the Term, such notice to take effect on or after the 1st anniversary of the Effective Date.

23.4.
VGC shall have the right, without additional cost, to cancel a part or all of the Products and Services in a Purchase Order by giving written notice to SGC at any time up to ten (10) Business Days before the Delivery Date or under the circumstances otherwise specified in the CoA.

23.5.	SGC shall, within twenty (20) Business Days of receiving written notice from Vodafone Group Services Limited or Supplier (whichever is earlier) informing it that either

23.5.1.	VGC is no longer a Vodafone Group Company; or

23.5.2.	where VGC is a Partner Network, VGC has ceased to be a Partner Network

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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terminate the CoA with immediate effect by giving written notice to VGC.  For the avoidance of doubt nothing in this Clause [23.5] shall preclude SGC from supplying the said former VGC in the future.

24.	EFFECT OF TERMINATION

24.1.	On termination of a CoA:

24.1.1.
all materials of either a Party in the control of possession of the other Party that contain or bear the other Party’s Intellectual Property Rights or Confidential Information shall be destroyed or at the request of such Party returned to that Party; and

24.1.2.	any Licenses granted to VGC pursuant to the CoA shall survive such termination, subject to payment in full for such Licenses; and

24.1.3.
all other rights and obligations of the Parties under the CoA shall automatically terminate save for such rights and obligations as shall have accrued prior to such termination and any rights or obligations which expressly or by implication are intended to come into or continue in force on or after such termination pursuant to Clause A45 (Survival).

24.2.	Cancellation or Termination of a Purchase Order

24.2.1.
On the cancellation or termination, with or without cause, of a Purchase Order by VGC all rights and obligations of the Parties under such Purchase Order shall automatically terminate save for such rights and obligations as shall have accrued prior to such cancellation or termination and any rights or obligations which expressly or by implication are intended to come into or continue in force on or after such cancellation or termination pursuant to Clause A45 (Survival).

24.2.2.
On receipt of a notice of cancellation or termination, in whole or part, of a Purchase Order SGC shall cease production and other preparations or work in relation to the subject matter of that notice. In full settlement and provided cancellation or termination is without cause, VGC shall pay the direct costs incurred by SGC and agreed by VGC that are the direct result of VGC’s cancellation or termination of the Purchase Order not to exceed the amount of the

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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cancelled or terminated Products and Services in the Purchase Order cancelled or terminated. For the purposes of this Clause, SGC shall be allowed to seek reimbursement from VGC for Services actually performed at the rate previously agreed between VGC and SGC.  In claiming any costs, SGC shall demonstrate to VGC’s reasonable satisfaction that the Products and Services cannot be used in fulfilling SGC’s obligations under other Purchase Orders issued by VGC or reasonably anticipated to be issued by VGC . SGC agrees to take all reasonable steps in order to minimize the costs associated with any cancellation or termination of a Purchase Order.

24.2.3.	Termination of any Purchase Order with cause under Clauses 23.1.1 or 23.1.2 [as set out in this Clause 24.2 shall entitle VGC

24.2.3.1	to seek such damages as it shall be entitled under law.

24.2.3.2 to terminate any directly associated Purchase Order; and

24.3.
24.2.3.2  Provided that VGC gives SGC written notice of a material breach of the agreement and SGC is unable to cure such breach within 90 days of notification, VGC shall be entitled to recover from SGC any losses it may suffer together with any additional expenditure incurred by VGC in obtaining work or products in replacement of the Services and Products to be provided by SGC hereunder. with cause under Clauses 23.1.1 or 23.1.2

24.4.	Disengagement Services

24.4.1.
In the event of a termination or cancellation of certain Services where VGC reasonably requires that there be a staged transition of the Services to a third party supplier, SGC shall continue to supply such Services as requested by VGC and in accordance with the following (hereinafter referred to as the “Disengagement Services”):

24.4.2.	Disengagement Services will be provided for a period of twelve (12) Months unless a shorter period is requested by VGC;

24.4.3.	Disengagement Services will be provided on the same terms and conditions as the Services which they replace unless VGC requests a modified

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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scope of Services, in which case the Parties will agree on the Price and other terms and conditions; and

24.4.4.
If requested by VGC, and at the cost of VGC, such cost to be agreed between the Parties, SGC shall prepare and VGC shall approve a disengagement plan, which shall include a detailed description of all Disengagement Services and handover of risk and responsibility.

25.	LICENCES FOR SOFTWARE AND DOCUMENTATION

25.1.
Upon delivery of Standard Software or Documentation to VGC, SGC shall grant (or procure the grant) to VGC of a license to use, copy and distribute Standard Software and any related Documentation in the course of its business and for purposes reasonably incidental thereto, on the following terms (the “Licence”):

25.1.1.	non-exclusive and transferable to another VGC without additional charge or SGC consent;

25.1.2.	royalty-free (except as otherwise set out in Schedule 4 (Global Price Book); and

25.1.3.	irrevocable, subject to the termination provisions in Clause A23 (Termination, Cancellation and Postponement).

25.2.
The right to use Standard Software shall include any act that is reasonably incidental to such use, including the maintenance of a reasonable number of back-up or test copies of such Software (including for disaster recovery purposes).

25.3.
VGC shall be entitled to release and sub-license Standard Software to any of VGC’s sub-contractors, Outsourcers, suppliers, distributors, subscribers or other persons in the course of VGC’s business and for purposes reasonably incidental thereto, provided that such sub-contractors, Outsourcers, suppliers, distributors, subscribers or other persons shall be obligated to comply with the terms of this Agreement as if they were the VGC and that VGC shall be responsible for such compliance.

25.4.	At no additional charge, VGC may transfer Standard Software to a new platform and may transfer Standard Software to any other Vodafone Group Company or Partner Network that has entered into a CoA.

25.5.
The use of Standard Software shall be restricted to the use of such Software in object code form (and after the occurrence of a “Release Event”, as such term is defined in the Source Code Escrow Agreement, in source code form).

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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25.6.	VGC shall not have the right to adapt, reverse engineer, decompile, disassemble or modify Standard Software in whole or in part except:

25.6.1.	as permitted by applicable law;

25.6.2.	in the event of the occurrence of a “Release Event”; or

25.6.3.
to the extent that such action is legitimately required for the purposes of integrating the operation of Standard Software with the operation of other software or systems used by VGC, in circumstances where SGC is not able or prepared to carry out such action at a reasonable commercial fee.

25.7.	Licences for Non-Production Systems

25.7.1.	SGC shall grant to VGC a Licence for any development and testing in non-production systems including test and reference systems (“Licences for Non-Production Systems”) at no additional charge.

25.7.2.	The Licence for Non-Production Systems shall be a non-exclusive, non-transferable licence to use Standard Software.

25.7.3.	Any Licence for Non-Production Systems is granted only for purposes of developing, prototyping and testing VGC applications that operate with Standard Software, and not for any other purpose.

25.7.4.	Upon termination of the License for Non-Production Systems, VGC shall promptly return to SGC (or destroy at VGC’s option) all existing copies of Standard Software used for Non-Production Systems.

25.8.	SGC shall provide to VGC Third Party Standard Software on the same terms as other Standard Software unless VGC requires otherwise.

25.9.
SGC and its suppliers shall retain all title, copyright and other proprietary rights in the Standard Software. VGC does not acquire any rights, express or implied, in the Standard Software, other than those specified in this Agreement. VGC agrees that it will not publish externally any results of benchmark tests run on the Standard Software.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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26.	INTELLECTUAL PROPERTY RIGHTS

26.1.
Subject to Clause 26.2, all Intellectual Property Rights in the Standard Software shall remain vested in SGC or its licensors and nothing in the CoA shall operate to assign any rights, title or interest in such Intellectual Property Rights to VGC (save as otherwise provided in the CoA).

26.2.
All Intellectual Property Rights in any Requirement Specifications and any other material, documents and information provided by or on behalf of VGC to SGC under the CoA shall remain vested in VGC and nothing in the CoA, any Purchase Order or Work Order shall operate to assign any rights, title or interest in such Intellectual Property Rights to SGC.

27.	INTELLECTUAL PROPERTY RIGHTS INDEMNITY

27.1.
SGC shall fully indemnify and hold harmless each Indemnified Party against any Claims incurred or sustained by any or all of the Indemnified Parties as a result of or in connection with any claim or action made or brought by any person alleging that the supply, use, disposal, importation or possession of any Product, Service or any part of them infringes the rights (including Intellectual Property Rights) of any person.

27.2.
Without limiting Clause 27.1, where any Claim causes VGC’s quiet enjoyment of any Product, Service or any part thereof to be disrupted or impaired, SGC shall at its own cost and expense and at its option:

27.2.1.	procure for the benefit of VGC the right to continue to use and exploit the Product and Service in accordance with the CoA without disruption or impairment; or

27.2.2.
modify the infringing Product or Service so that it becomes non-infringing provided that whenever practicable such modifications are in accordance with the specifications agreed between SGC and VGC and are made within a reasonable time; or

27.2.3.
if the foregoing alternatives are not available on commercially reasonable terms, cancel all outstanding Purchase Orders for such Product or Service that is subject to the Claim and have any infringing Products in VGC’s inventory returned to SGC at SGC’s expense; SGC shall repay to VGC the full Price paid by VGC for any affected Product or Service, plus VAT, that is returned or is, in VGC’s opinion, not useable by VGC.

28.	INDEMNIFICATION PROCEDURES

28.1.	If a Claim is brought by a third party against VGC, its officers, directors, employees, agents, contractors, successors or assigns (each an

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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“Indemnified Party”) in respect of which indemnification is provided by SGC hereunder (each, an “Indemnified Third Party Claim”), VGC shall:

28.1.1.	promptly notify SGC thereof and subject to VGC being reasonably satisfied at all times with SGC’s conduct of the defence to such Claim, VGC shall:

28.1.1.1.	allow SGC to control the defence of such Claim; and

28.1.1.2.
at the request and expense of SGC, provide SGC with reasonable assistance for the purpose of SGC defending any such Claim, provided always that SGC shall not admit or settle any such Claim without the prior written consent of each of the Indemnified Parties.

28.2.	If SGC assumes the defence of an Indemnified Third Party Claim, SGC shall:

28.2.1.	promptly and in any event within a period of 10 Business Days from VGC’s notification as set out in Clause 28.1, notify each of the Indemnified Parties that it has assumed such defence;

28.2.2.	at all times have regard for the interests and reputation of VGC and each of the Indemnified Parties;

28.2.3.	consult and keep each Indemnified Party informed, in relation to any negotiations, settlement or litigation; and

28.2.4.
not, without the prior written consent of VGC and each Indemnified Party, enter into any settlement or compromise of the Indemnified Third Party Claim that involves a remedy other than the payment of money by SGC.

28.3.
If SGC does not assume the defence of an Indemnified Third Party Claim in accordance with Clause 28.2.1, VGC may defend the Indemnified Third Party Claim in such manner as it may deem appropriate, and SGC shall indemnify VGC in relation to such Claim.

28.4.	Failure by VGC to comply with the indemnification procedures in this Clause 28 does not relieve SGC of any obligation to indemnify an Indemnified Party in respect of any Indemnified Third Party Claim.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

29.	FORCE MAJEURE

29.1.
Neither SGC nor VGC shall be liable for any delay in performing any of its obligations under the CoA, Purchase Order if such delay is caused by a Force Majeure. The Party affected by the Force Majeure shall be entitled (subject to giving the other Party full written particulars of the circumstances in question and to using reasonable endeavours to resume full performance without avoidable delay) to a reasonable extension of time for the performance of such obligations.

29.2.	Notwithstanding the foregoing, neither Party shall be entitled to claim Force Majeure in the following cases:

29.2.1.	any actions or circumstances caused by the respective Party's fault or negligence;

29.2.2.	shortage or price increase of labour, materials or utilities;

29.2.3.	delays by a Party’s sub-contractor unless the subcontractor’s delay is in itself caused by a Force Majeure;

29.2.4.	the failure of SGC or third parties to develop technology that is necessary to supply, test or use the Products.

29.3.
VGC may terminate the CoA or may terminate, in whole or in part, a Purchase Order affected by the Force Majeure by notice to SGC if the Force Majeure affecting SGC continues for thirty (30) consecutive days. SGC may terminate the CoA or may terminate, in whole or in part, a Purchase Order affected by the Force Majeure by notice to VGC if any Force Majeure affecting VGC continues for three (3) Months.

30.	CORPORATE SOCIAL RESPONSIBILITY

SGC shall comply and shall procure that its third party suppliers comply with the Vodafone Code of Ethical Purchasing as set out in Schedule 6 (Corporate Social Responsibility) as may be amended by VGC and notified to SGC from time to time.

31.	CONFIDENTIALITY

31.1.
In respect of any Confidential Information disclosed, furnished or made accessible by either Party (in this Clause 31, the "disclosing Party") to the other Party (in this Clause 31, the "receiving Party"), the receiving Party undertakes to the disclosing Party:

31.1.1.	to keep confidential all Confidential Information disclosed by the disclosing Party;

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

31.1.2.
to keep Confidential Information disclosed by the disclosing Party in a safe and secure place using reasonable technical and organisational security measures to prevent unauthorised access, destruction or loss;

31.1.3.
not, without the prior written consent of the disclosing Party, to disclose Confidential Information disclosed by the disclosing Party in whole or in part to any other person save those of its employees, agents, advisers or sub-contractors who are involved in performing its obligations under the CoA and who need to know the Confidential Information in question for that purpose; and

31.1.4.	to use the Confidential Information disclosed by the disclosing Party solely in connection with performing its obligations under the CoA and not for its own benefit or the benefit of any third party.

31.2.
Each Party hereby undertakes to the other to make all relevant employees, agents, advisers and sub-contractors aware of the confidential nature of the Confidential Information disclosed by the disclosing Party and the provisions of this Clause 31 and, without limitation to this Clause 31, to take all such steps as shall from time to time be necessary to ensure compliance by its employees, agents, advisers and sub-contractors with the provisions of this Clause 31.

31.3.	The provisions of Clauses 31.1 and 31.2 shall not apply to any information which:

31.3.1.	is or becomes public knowledge other than by breach of this Clause 31;

31.3.2.	is in the possession of the receiving Party without restriction in relation to disclosure before the date of receipt from the disclosing Party;

31.3.3.	is received from a third party who lawfully acquired it and who is under no obligation restricting its disclosure; or

31.3.4.	is independently developed without access to any Confidential Information disclosed by the disclosing Party.

31.4.
The provisions of Clauses 31.1 and 31.2 shall not apply so as to prevent disclosure of Confidential Information by the receiving Party where and to the extent that such disclosure is required to be made:

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

31.4.1.	by virtue of the regulations of the London Stock Exchange or New York Stock Exchange;

31.4.2.	by any court or governmental or administrative authority competent to require the same; or

31.4.3.	by any applicable law, legislation or regulation.

31.5.
Nothing in this Clause 31 shall be deemed or construed to prevent VGC from disclosing any Confidential Information obtained from Supplier to Vodafone Group Plc, any other Vodafone Group Company or any Partner Network designated by VGSL, provided that VGC shall ensure that the relevant Vodafone Group Company observe confidentiality undertakings on substantially the same terms contained as in this Clause 31.

32.	ASSIGNMENT AND SUBCONTRACTING

32.1.
SGC shall not sub-contract any of its obligations under this CoA, any Purchase Order or any part of any of them without the previous consent in writing of VGC (such consent not to be unreasonably withheld or delayed). Notwithstanding the foregoing, SGC shall be liable for the acts and omissions of any sub-contractor or third party supplier and shall remain solely liable to VGC for the performance of SGC’s obligations under this CoA.

32.2.
SGC shall not assign, novate, transfer or otherwise dispose of or deal with this CoA, any Purchase Order, as applicable, or any part of any of them without the previous consent in writing of VGC, which may be withheld at VGC's sole discretion.

32.3.
VGC shall be entitled to assign, novate, transfer, sub-contract or otherwise dispose of or deal with any or all of its rights or obligations under the CoA or any Purchase Order to any Vodafone Group Company.

33.	CHANGE CONTROL PROCEDURE

33.1.	Any proposed change to the terms of any Purchase Order or Work Order (each, a “Change”) shall be subject to the Change Control Procedure.

33.2.	Neither VGC nor SGC shall be bound by any Change unless and until it is agreed in writing and signed by both Parties.

34.	RIGHTS OF THIRD PARTIES

Except in the case of any permitted assignment pursuant to this CoA, this CoA and any Purchase Order are made solely and specifically between and for the benefit of the Parties and are not intended to be for the benefit of and shall not be enforceable by any person who is not named at the date of this CoA as a Party to it, and neither Party may declare itself a trustee of the rights under it for the benefit of any third party.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

35.	PUBLICITY

35.1.
Subject to Clause 31 (Confidentiality), SGC shall not, and shall procure that its employees, agents, advisers and sub-contractors shall not, make any announcement, or comment upon, or originate any publicity or press release or otherwise provide any information to any third party concerning this CoA and any Purchase Order or the matters contained in either of them without the prior written consent of VGC's duly authorised representative.

35.2.
SGC shall not identify VGC or any other Vodafone Group Company or any of its or their affiliated persons in any promotional, advertising or other materials to be disseminated to the public or any third party or use any of the Vodafone Marks therein without the prior written consent of VGC.

36.	NOTICES AND E-MAIL

36.1.
All notices and other communications to be given under or in connection with this CoA and any Purchase Order shall be made in writing in English and shall be deemed to have been duly given: when delivered, if delivered by messenger during normal business hours on a normal business day of the recipient; when sent, if transmitted by facsimile transmission (receipt confirmed and with a confirmation copy sent by post) during normal business hours on a normal business day of the recipient; or on the fifth Business Day following posting, if posted by international first class or recorded post postage pre-paid, in each case addressed at such address as set forth in the CoA or to such other addresses as the Parties may from time to time notify pursuant to this Clause.

36.2.
Routine communications relating to the performance of this CoA may be conducted by electronic mail.  However, the Parties agree that any communication by electronic mail shall not amount to notice in writing for the purposes of Clause 36.1 or to a written instrument for the purposes of Clause A42 (Variation) and that any purported notice under, or variation of, this CoA by electronic mail shall have no effect.

37.	ESCALATION

37.1.
In the event of a dispute or difference between VGC and SGC arising out of or in connection with this CoA, either Party may call an extraordinary meeting of the Parties for the purpose of resolving such dispute or difference by service of not less than five (5) Business Days' written notice and each Party agrees to procure that its designated representative(s) from its management team shall attend all extraordinary meetings called in accordance with this Clause 37.

37.2.
The members of the relevant meeting in Clause 37.1 above shall endeavour in good faith to resolve disputes arising out of this CoA. If any dispute referred to a meeting is not resolved at that meeting then either

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Party, by notice in writing to the other, may refer the dispute to designated senior officers who shall co-operate in good faith to resolve the dispute as amicably as possible within fourteen (14) Business Days of service of such notice. If such senior officers fail to resolve the dispute in the allotted time, then this dispute resolution procedure shall be deemed exhausted.

37.3.
The above provisions shall be without prejudice to either Party’s other rights and remedies under the CoA or provided by law or in equity, including the right to seek injunctive relief or otherwise commence legal proceedings at any time.

37.4.	VGC or SGC may request that an issue escalated under the CoA is also escalated to VGSL and Supplier if the issue affects more than one Vodafone Group Company or Supplier Group Company.

38.	GOVERNING LAW

38.1.	This CoA (including for the avoidance of doubt each Purchase Order and Work Order) shall be governed by and construed in accordance with the laws of England and Wales.

38.2.	Each Party irrevocably submits to the exclusive jurisdiction of the courts of England and Wales over any claim, dispute or difference arising under or in connection with this CoA.

39.	ENTIRE AGREEMENT

The CoA (including for the avoidance of doubt each Purchase Order and Work Order) represent the entire understanding between the Parties in relation to its subject matter and supersedes all agreements and representations made by either Party, whether oral or written, in relation to the subject matter of the CoA.  This Clause 39 shall not affect either Party’s liability for fraud.

40.	WAIVER

40.1.	A waiver by a Party of a breach or a default under this CoA does not constitute a waiver of any other breach or default and shall not affect any other terms and conditions.

40.2.	The rights and remedies provided by these terms and conditions are cumulative and (except as otherwise provided in the CoA) are not exclusive of any rights or remedies provided by law.

40.3.	The failure to exercise or delay in exercising a right or remedy provided by this CoA or by law does not constitute a waiver of such right or remedy or a waiver of other rights or remedies.

40.4.	A waiver of a breach of any of these terms and conditions or of a default under this CoA will not prevent a Party from subsequently requiring compliance with the waived obligation at a later time.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

41.	SEVERABILITY

If any part of this CoA, any Purchase Order is held to be void, voidable, illegal or unenforceable, the validity or enforceability of the remainder of this CoA, Purchase Order shall not be affected. In such a case, the Parties shall endeavour to negotiate a substitute provision together with other relevant provisions that best reflects the economic intentions of the Parties whilst being enforceable, and shall execute all agreements and documents required in this connection.

42.	VARIATION

This CoA, any Purchase Order shall be capable of being varied only by a written instrument signed by hand in ink by a duly authorised officer or other authorised representative of each of the Parties.

43.	NO PARTNERSHIP/AGENCY

Nothing in this CoA nor in any Purchase Order is intended to or shall operate to create a partnership or joint venture of any kind between the Parties, or to authorise either Party to act as agent for the other, and neither Party shall have authority to act in the name or on behalf of or otherwise to bind the other in any way (including but not limited to the making of any representation or warranty, the assumption of any obligation or liability and the exercise of any right or power).

44.	HEALTH AND SAFETY

44.1.
SGC agrees to observe, and procure that all its employees and agents or those of any its sub-contractors given access to any relevant premises of VGC comply with, the provisions of any applicable laws and regulations, including health and safety legislation, and with VGC’s health and safety policies as notified by VGC to SGC.

44.2.
SGC shall indemnify and hold harmless VGC, its officers, employees, agents, successors and assigns in respect of any Claims made or brought against it by any person for death or personal injury arising from any act or omission by SGC.

45.	SURVIVAL

45.1.
Any termination of this CoA, any Purchase Order for any reason shall be without prejudice to VGC’s other rights and remedies under the CoA or provided by law or in equity. Any such termination shall not affect any accrued rights or liabilities of either Party nor the coming into force or the continuance in force of any provision of this CoA, or of a Purchase Order which is expressly or by implication intended to come into or continue in force on or after such termination including  AClauses [ ] (Definitions), [  ] (Special Conditions), [  ] (Warranties), [  ] (Intellectual Property Rights), [  ] (Intellectual Property Rights Indemnity), [  ] Indemnification Procedures, [  ] (Confidentiality), [  ] (Rights of Third Parties), [  ] (Publicity), [  ] (Governing Law), [  ] (Entire Agreement), [  ] (Waiver), [  ]

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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(Severability), [  ] (Survival), [  ] (Insurance), [  ] (Further Assurance), [  ] (Audits), [  ] (Limitation of Liability), [  ] (Inadequacy of Damages), [  ] (Interpretation) and [  ] (Order of Precedence).

46.	INSURANCE

46.1.
SGC shall insure against all risks and liabilities to which SGC is subject under this CoA and as is prudent in the circumstances, including loss or damage whether caused by negligence, insolvency, fraud or otherwise by any of SGC, its agents, employees or sub-contractors. SGC shall notify its insurers in writing of all insurance claims as soon as reasonably practicable after the relevant loss or damage.

46.2.	Without prejudice to Clause 46.1 above, SGC agrees that it shall effect and maintain in force with a reputable insurance company at least the following insurance policies in the following amounts:

46.2.1.	Public and Product Liability Insurance Policy in respect of loss or injury to persons or damage to tangible property with a limit of not less than five million pounds sterling (£5,000,000) per claim;

46.2.2.
Professional Indemnity (errors and omissions) Insurance Policy in respect of its undertakings and obligations under this CoA with a limit of not less than five million pounds sterling (£5,000,000) per claim; and

46.2.3.
such other insurances required by law (including, without limitation, Motor and Employers Liability) with a limit in each case of not less than five million pounds sterling (£5,000,000) per claim or such other greater amounts as required by law.

46.3.
SGC shall ensure that the appropriate noting of VGC’s interests have been recorded on the policies or a generic interest clause has been included together with a waiver of subrogation and any right of contribution in favour of VGC and shall on the written request of VGC from time to time provide a certificate signed by SGC’s insurer or such insurer’s appointed agents confirming that SGC is insured in accordance with this Clause 46 in a form satisfactory to VGC. On the renewal of each policy, SGC shall promptly send a copy of the premium receipt to VGC.

46.4.	SGC shall, during the Term, and for a period of six (6) years thereafter:

46.4.1.	administer the insurance policies and SGC's relationship with its insurers in accordance with good industry practice and at all times to preserve the benefits for VGC set out in this CoA;

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

46.4.2.	do nothing to invalidate any such insurance policy or to prejudice VGC’s entitlement thereunder; and

46.4.3.	procure that the terms of such policies shall not be altered in such a way as to diminish the benefit to VGC of the policies as provided at the date of this CoA without VGC’s prior written consent.

46.5.
SGC shall give immediate notice to VGC and any other insured parties in the event of a cancellation or variation in the terms of cover or any material adverse change in SGC’s insurance arrangements that may affect VGC or any other insured party’s interest.

47.	FURTHER ASSURANCE

SGC shall use all reasonable endeavours to do or procure to be done all such further acts and things and execute or procure the execution of all such other documents as VGC may from time to time reasonably require for the purpose of giving VGC the full benefit of the provisions of this CoA.

48.	AUDIT

48.1.
SGC shall keep or cause to be kept full and accurate records (in this Clause, the "Records") of all processes, personnel, equipment and premises used in performing its obligations in connection with this CoA and each Purchase Order for a period of six (6) years, except where the retention of such records would be in breach of any applicable legal or regulatory restrictions.

48.2.
SGC shall grant to VGC, any auditors of VGC and their respective authorised agents the right of reasonable access to the records (including a right to make copies thereof at cost), any equipment or premises and shall provide all reasonable assistance at all times during the currency of this CoA for the purposes of carrying out an audit of SGC’s compliance with the CoA as well as an audit of all activities, performance, security and integrity in connection therewith. SGC shall be repaid any reasonable expenses incurred in giving any such reasonable assistance pursuant to this Clause.

48.3.
SGC may request that VGC’s independent, external auditors conduct an audit and that an officer of said firm provide a signed certificate verifying that the Software Products and Services are being used pursuant to the provisions of this Agreement.  In the event that said firm does not provide such a certification, then SGC may conduct the audit itself, observing a reasonable notice period to VGC.  Any such audit shall be conducted during regular business hours at VGC's facilities and shall not unreasonably interfere with VGC's business activities.  SGC agrees that its personnel will comply with VGC's reasonable security and confidentiality requirements during the audit.  If an audit reveals that VGC has underpaid fees to SGC, VGC shall be invoiced directly for such

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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underpaid fees.  If the underpaid fees are in excess of five percent (5%) of the aggregate license fees paid to SGC, then VGC shall pay SGC’s reasonable costs of conducting the audit.

49.	LIMITATION OF LIABILITY

49.1.
Except as set forth in Clause 49.3, the maximum liability of either Party to the other excluding any liquidated damages paid or payable under or in connection with the CoA , whether based on contract, tort, negligence or otherwise shall be limited to:

49.1.1.	£10 million in any period of twelve (12) Months, such period to commence in each case on the date of the incident, or the first or the series of incidents, giving rise to the Claim in question; or

49.1.2.	the aggregate face value of all Purchase Orders placed by VGC during the twelve (12) Months preceding the incident or first in a series of incidents, giving rise to the Claim in question.

whichever is the greater.

49.2.
Except as set forth in Clauses 49.3, neither Party shall be liable for any indirect or consequential damages or losses, including loss of profits and loss of data where such damages or losses are determined to be an indirect or consequential damage or loss.

49.3.	Nothing in the CoA excludes or limits liability for Claims with respect to the following:

49.3.1.	SGC’s liability under any relevant product liability legislation (e.g. General Product Safety Directive 2001/95/EC);

49.3.2.	SGC’s liability for death or personal injury resulting from the supply or use of the Products or Services;

49.3.3.	a Party’s liability under Clauses [A] (Data Protection and Law Enforcement), 25 (Licenses for Software and Documentation), [A] (Intellectual Property Rights Indemnity) and [A] (Confidentiality);

49.3.4.	SGC’s liability for physical damage to VGC’s property;

49.3.5.	a Party’s liability for fraudulent misrepresentation or for death or personal injury resulting from its negligence; and

49.3.6.	any other liability to the extent that such liability may not be excluded or restricted by law.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

50.	INADEQUACY OF DAMAGES

Without prejudice to Clause 31 (Confidentiality) or to any other rights or remedies that VGC may have, SGC acknowledges and agrees that damages alone would not be an adequate remedy for breach by SGC of the provisions of this CoA, a Purchase Order and that accordingly VGC shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the provisions of this CoA, a Purchase Order.

51.	INTERPRETATION

In this CoA (except where the context otherwise requires):

51.1.
the Schedules (as amended from time to time) shall form part of this CoA and shall be construed and shall have the same force and effect as if they were expressly set out in the main body of this CoA and any reference to this CoA includes the Schedules;

51.2.	references in this CoA to a Schedule shall be deemed to be a reference to the current version of the relevant Schedule to this CoA;

51.3.	the index and headings in this CoA are for ease of reference only and shall not constitute a part of this CoA for any purpose or affect its interpretation;

51.4.	use of the singular includes the plural and vice versa;

51.5.	use of any gender includes the other genders;

51.6.
any reference to a directive, statute, statutory provision or subordinate legislation ("legislation") shall (except where the context otherwise requires) be construed as referring to such legislation as amended and in force from time to time and to any legislation which re-enacts or consolidates (with or without modification) any such legislation; and

51.7.
any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

52.	ORDER OF PRECEDENCE

In the event of any inconsistency between the CoA, its Schedules and any Purchase Order, the documents shall prevail in the following order of precedence (highest level of precedence first, lowest last):

52.1.	Body of the CoA;

52.2.	Schedule 1 (Special Conditions);

52.3.	Schedule 2 (GTCs);

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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52.4.	All other Global Attachments;

52.5.	Local Attachments; and

52.6.	Purchase Orders.

53.	COUNTERPARTS

This CoA may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

GTCs for HW, SW, and Services (Schedule 2 to CoA)

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SCHEDULE 3

GLOBAL PRODUCTS AND SERVICES

[Note: To be used to describe Product requirements, such as Specifications, Acceptance Testing etc.]

AExample

Part 1                       -            Brief description of the Products and Services
Chordiant Decision Management Suite (by part and version number):
•	Chordiant Predictive Analytics Director; 6100-6.0.2
•	Chordiant Strategy Director; 6101-6.0.2
•	Chordiant Decision Monitor; 6104-6.0.2
•	Chordiant Real-Time Decisioning Services; 6102-6.0.2
•	Chordiant Database Decisioning Services; 6103-6.0.2
•	Chordiant Recommendation Advisor; 6108-6.0.3
•	Chordiant Adaptive Decisioning Services; 6106-6.0.2
•	Chordiant Data Preparation Director; 6105-6.0.2
•	Chordiant Real-Time Proposition Monitoring; 6111-6.0.2
•	Chordiant Interaction Services - 6107-6.0.2
•	Chordiant Campaign Management Decisioning Service - 6109-6.0.2
2.	Chordiant Marketing Director Suite:
•	Chordiant Marketing Director: 6.2.0.3
•	Chordiant Online Marketing Director; 6.2.0.3
•	Chordiant Mobile Marketing Director; 6.2.0.3

The Standard Software listed above shall be deemed accepted upon delivery.
At VGSL’s request, Supplier will extend the license to the Standard Software to any other operating system supported by Supplier so long as VGSL is currently covered by Maintenance Services with respect to such Software and VGSL’s usage of the Standard Software does not exceed the scope of the license it acquired for use.

Part 2                       -            Specification for the Products and Services

CHRD SLSA
Confidential                                                           42 of 125

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Documentation as annexed to the GFA at Annex 3.

CHRD SLSA
Confidential                                                    Page 43 of 125

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[ * 2 pages of text omitted ]

CHRD SLSA
Confidential                                                    Page 44 of 125

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SCHEDULE 4

GLOBAL SERVICES

[Note: To be used to describe any services, including support and maintenance, development or consultancy services to be provided by SGC.]

4-xx            Global Support and Maintenance Services
1.  Support and Maintenance Services
SGC shall provide Support and Maintenance Services as specified in Exhibit A below. Upon expiration of the initial support period (which ends on April 1st 2010), and upon expiration of each subsequent support period, a new support period shall automatically begin for a consecutive twelve (12) month term (“Renewal Period”) so long as (i) VGC pays the Support Fee within thirty (60) days of invoice by SGC; and (ii) SGC is still offering Support on such Standard Software.  The initial annual Support Fee shall be stated in Schedule 5.  The annual Support Fee for any Renewal Period shall not be less than the initial annual Support Fee and shall not increase from the previous year’s Support Fee by more than the percentage increase in the United Kingdom Retail Price Index (National Statistics Office) for the previous year.  Once Support and Maintenance has been terminated by VGC or SGC, it can be reinstated only if SGC is still offering Support for such Standard Software and VGC pays a fee equal to the support fees that would have been payable for the period of time during which Support and Maintenance was terminated for such Standard Software.

10 2.                                      Definitions.
(a) “Designated Contact” mean the contact person or group designated by VGC and agreed to by SGC who will coordinate all Support requests to SGC.

(b)  “Error” means a reproducible defect in the Standard Software or Documentation when operated on a Supported Environment which causes the Standard Software not to operate substantially in accordance with the Documentation.

(c)  “Resolution” means a modification or workaround to the Standard Software and/or Documentation provided by SGC to VGC intended to resolve an Error.

(d) “Support Hours” means the support hours specified on Schedule A for either the Standard Support period or the Premier Support period, as specified on the particular Order Form.

(e)  “Supported Environment” for any SGC Marketing product(s) Software means the configurations of hardware and RDBMS (relational database) platforms and releases of the Software on which the Documentation states the Standard Software can run and for which SGC provides Support.  Supported Environment for any other SGC product Software means the hardware and operating system platform which SGC provides Support for its VGC base.

(f) “Update” means a subsequent release of the Software that SGC generally makes available for Standard Software licensees at no additional license fee.  Update shall not include any release, option or future product that SGC licenses separately.  SGC will provide Updates for the Standard Software as and when developed for general release in SGC’s sole discretion.

CHRD SLSA
Confidential                                                      Page 45 of 125

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(g) “URN” means a “unique reference number” which uniquely identifies (is the key of) the primary entity in a particular VGC database, whether that primary entity represents a VGC, prospect, or any other data.

3.  Support Levels.

VGCs that have licensed the Standard Software shall be entitled to install and operate the components of the Standard Software solely for the following number Users and shall be entitled to the following level of Support so long as it is receiving Maintenance Services.
SGC Decision Management Suite	Users	Support Level
SGC Predictive Analytics Director	Unlimited nr of client systems	Standard (9x5)
SGC Strategy Director	Unlimited nr of client systems	Standard (9x5)
SGC Decision Monitor	Unlimited nr of client systems	Standard (9x5)
SGC Database Decisioning Services	Unlimited nr of CPUs	Standard (9x5)
SGC Real-Time Decisioning Services	Unlimited nr of CPUs	Premium (24x7)
SGC Recommendation Advisor	Unlimited nr of seats	Premium (24x7)
SGC Interaction Services	Unlimited nr of CPUs	Premium (24x7)
SGC Campaign Management Decisioning Service	Unlimited nr of CPUs	Standard (9x5)
SGC Adaptive Decisioning Services	Unlimited nr of CPUs	Premium (24x7)
SGC Data Preparation Director	Unlimited nr of CPUs	Standard (9x5)
SGC Real-Time Proposition Monitoring	Unlimited nr of CPUs	Premium (24x7)

CHRD SLSA
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SGC Marketing Director Suite	Unit	Support Level
SGC Marketing Director	Unlimited nr of URNs	Standard (9x5)
SGC OnLine Marketing Director	Unlimited nr of URNs	Standard (9x5)
SGC Mobile Marketing Director	Unlimited nr of URNs	Standard (9x5)

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Exhibit A - General Support Terms:

1. Technical Support

SGC shall make available to VGC Support and Maintenance services in the form of access via e-mail, web and telephone (telephone access during the Support Hours only) in English to the Designated Contacts and/or via the support website for technical information, technical advice and technical consultation regarding VGC’s use of the Standard Software.

Scope of Support.  The primary objective of SGC Product Support is to assist VGC in maintaining and/or regaining an operational state by commercially reasonable efforts.  The secondary objective of Support and Maintenance is to provide in due course the correction of any underlying Errors.

 Product Support will include the following:

(a) Problem Prevention
1.	Notification of availability of generally available patches and releases.

(b) Problem Identification
1.	Clarification of SGC error messages,
2.	Assistance in identifying and verifying the causes of suspected Errors, and;
3.	Advice on bypassing identified Errors (providing workarounds) in the Standard Software.

(c) Problem Resolution
1.	Reporting and tracking product defects and enhancement requests,
2.	Resolution of defects via workaround, maintenance release or in exceptional circumstances emergency patches, and
3.	Notification of status on issues, including escalation when required.

Resolution of Errors.  SGC will endeavor to provide an initial response acknowledging Errors reported by VGC in accordance with the priority levels and response times set out in Schedule A.  SGC will acknowledge each VGC report of a case by written acknowledgment setting forth a Case Problem Number for use by VGC and SGC in all correspondence relating to such case.  Thereafter, SGC shall use commercially reasonable efforts to provide a Resolution.

Exceptions. SGC shall have no responsibility to fix any Errors arising out of or related to the following causes:
a.
any modifications or enhancements made by VGC to the Software or the application specific environment, unless such modifications or enhancements are specifically approved in writing by SGC Product Support; this includes but is not limited to;

- location of binaries
- scripts provided by SGC
- any application specific object (e.g., table, view, index, trigger)
- any application specific operating system permissions or role privileges

Services (Schedule 4 to CoA)

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b.
Any modification or combination of the Software (in whole or in part), including without limitation any portions of the Software code or Source Code customized by VGC that is not part of the unmodified Software delivered by SGC or for which SGC has not received and acknowledged receipt of the source code and agreed to Support.

c.	Use of the Software in an environment other than a Supported Environment.
d.
Accident; electrical or electromagnetic stress; neglect; misuse; failure or fluctuation of electric power, failure of media not furnished by SGC; operation of the Software with other media and hardware, software or telecommunication equipment or software; or causes other than ordinary use.

Extended Support Policy.  Supplier will support each agrees endeavor to adequately train and obtain “SGC certification” for, and forward to SGC the names and contact details of the Designated Support Contacts.

VGC agrees to maintain procedures to facilitate reconstruction of any lost or altered files, data or programs and VGC agrees that SGC will not be responsible under any circumstances for any consequences arising from lost or corrupted data, files or programs.  VGC is solely responsible for carrying out all necessary backup procedures for its own benefit, to ensure that data integrity can be maintained in the event of loss of data for any reason and that VGC programs can be restored.

VGC agrees to be solely responsible for the security of its confidential and proprietary information, and shall not disclose such information to SGC except on a ‘need to know’ basis for the purposes of SGC’s performance Support.

VGC agrees to notify SGC Product Support promptly of any malfunction of the Standard Software.
current version or Update of the Software for a period of two years, beginning on the date the Update is made generally available (“GA”) to Supplier’s customers.  For a period of one year thereafter, Supplier will continue to support such Update using commercially reasonably efforts without reference to the response times set forth in Schedule A.  Notwithstanding its actual GA date, the initial version of the Standard Software that is initially delivered to VGC will be supported for a period of two years from the date of delivery and then one additional year thereafter.   Additionally, Supplier will support each current version or Update of the Software for a period of [ * ] after the date that the subsequent Update is made generally available (“GA”) to Supplier’s customers, in accordance with the provisions of Schedule 4.

Notwithstanding the foregoing, Chordiant will exercise reasonable efforts to provide diagnostic information to assist Customer in identifying the cause of any such Errors.

2. VGC Responsibilities

VGC agrees to:
(i) Provide SGC with remote access to VGC’s Standard Software during the term of this Agreement via an electronic link; and
(ii) Provide any reasonable assistance that SGC may require from the Designated Contacts and other appropriate VGC representatives (e.g. network administrator, as the case may be) to enable SGC to provide VGC with Support; and
(iii) Establish and maintain the conditions of the Supported Environment in compliance with SGC Certified Matrix and Technical Stack developed for the installed release or any environmental operating ranges specified by the manufacturers of the components of the Designated Center. Any deviation from this Support Environment voids all Resolutions within the timeframe set forth in Exhibit A.
In the event that VGC fails to comply with the above and this necessitates on-site attendance and/or the provision of additional SGC Services, VGC agrees to pay SGC for any time and expenses associated with such services at SGC’s then-current time and materials services rates.

VGC agrees to designate appropriately qualified and trained personnel to be the Designated Contacts, and only those individuals shall request Support services.  VGC

Services (Schedule 4 to CoA)

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agrees endeavor to adequately train and obtain “SGC certification” for, and forward to SGC the names and contact details of the Designated Support Contacts.

VGC agrees to maintain procedures to facilitate reconstruction of any lost or altered files, data or programs and VGC agrees that SGC will not be responsible under any circumstances for any consequences arising from lost or corrupted data, files or programs.  VGC is solely responsible for carrying out all necessary backup procedures for its own benefit, to ensure that data integrity can be maintained in the event of loss of data for any reason and that VGC programs can be restored.

VGC agrees to be solely responsible for the security of its confidential and proprietary information, and shall not disclose such information to SGC except on a ‘need to know’ basis for the purposes of SGC’s performance Support.

VGC agrees to notify SGC Product Support promptly of any malfunction of the Standard Software.

VGC agrees to provide SGC with access to and use of such of VGC’s information and facilities reasonably necessary to service the Standard Software including, but not limited to, an accurate description of the Designated Center and the current Supported Environment, the problem being reported, the transactions and any error messages, along with screenshots and log files.

VGC agrees to install the Current Release as soon as reasonably practicable, and in any event within the timeframe set out in SGC’s release policy in effect on the date Support is ordered.

Services (Schedule 4 to CoA)

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SCHEDULE A

1. PRIORITY LEVELS AND RESPONSE TIMES:

Priority Level	Definition	Response Time to Designated Support Contact
PRIO-1 “Production down” Problem
Business impact is immediate and major, i.e. no material benefit from the Standard Software.
The Standard Software in a mission critical “live production” environment is inoperative, renders the system on which it is installed inoperable or suffers a major performance degradation.  No workaround is available.
1 business hour
PRIO-2 Mission critical Problem
Business impact is immediate and significant.
The Standard Software in a production or a mission critical development environment is inoperative or fails to satisfy critical functional, operational or performance specifications.
4 business hours
PRIO-3 Serious Problem
Business impact is high but not widespread.
An aspect of the software is inoperative, causes or results in substandard or erratic performance, but nonetheless the software operates substantially in accordance with specifications.
1 business day
PRIO-4 Problem	Business impact is moderate or small. No aspect of the software is inoperative. The software operates in accordance with specifications.	5 business days

NORMAL SUPPORT HOURS
VGC shall report all problems to the closest support center.  SGC reserves the right to alter the location(s) of its support centers, and shall inform VGC in writing should this occur.  SGC provides Product Support from the following support centers during their respective normal business hours as set out below:
EMEA	08:30 – 17:30 UK Time {Greenwich Mean Time (GMT) or British Summer Time (BST), as applicable}

Services (Schedule 4 to CoA)

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Americas	08:30 – 17:30 Pacific Std Time (i.e. 16:30 – 01:30 UK Time, subject to time changes)
Asia/Pacific	08:30 – 17:30 Melbourne, Australia (i.e.23:30 – 08:30 UK Time, subject to time changes)

“Standard Support” means calls from any priority level which are supported from Monday to Friday during the normal business hours for VGC’s closest support center as set out above.
“Premier Support” means, in addition to Standard Support, VGC will receive extended 24 Hour support in respect of PRIO-1 CALLS FOR SGC’S PLATFORM AND FOUNDATION SOFTWARE ONLY from Monday to Sunday inclusive as noted below (not available for Application Products).

Notes:
(a)	PRIO-1 and PRIO – 2 calls are to be placed by phone andfollowed up with a detailed explanation of the problem via e-mail to the respective regional support center.
(b)	VGC may categorize the priority level in accordance with the above definitions when reporting the problem.

EXTENDED 24-HOUR SUPPORT
(Applicable to ‘PRIO-1’ Calls on SGC’s Platform and Foundation software only)

In respect of “Standard Support” and “Premier Support” for Platform and Foundation software products only, SGC extends support hours for the applicable days to 24 hours per applicable day for PRIO-1 calls only.  Outside the normal regional support hours, SGC will decide if the Prio-1 Case continues to be handled by the EMEA support center, or if the PRIO -1 call will “follow the sun” to another support center and will, if required, initiate a page to 24-hour on-call Product Support engineers.
Please note that the extended 24 hour support in respect of ‘PRIO-1’ calls set forth above is only available and applicable to VGCs licensing SGC’s platform or foundation software, and does not apply to any other SGC application software, including but not limited to SGC’s Marketing Director or Selling Director product suites.

4-xx

    4-xx

Services (Schedule 4 to CoA)

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SCHEDULE 4-XX

WORKER REGULATIONS

Worker Regulations

1.1	It is the Parties’ intention that SGC Employees shall not transfer to VGC or a Successor Operator on termination of the CoA, and that all SGC Employees shall remain employed by SGC.

1.2
If any contract of employment or collective agreement shall have effect as if originally made between VGC or a Successor Operator and any SGC Employee or a trade union or other body that represents employees as a result of the Employment Regulations and the CoA (without prejudice to any other rights or remedies which may be available to VGC or the Successor Operator, VGC may, within 1 month after becoming aware of the application of the Employment Regulations or the CoA to any such contract of employment or collective agreement, terminate such contract or agreement by serving the minimum period of notice required under the contract of employment of such employee or, where contractually permitted, by serving notice with immediate effect and making payment in lieu of notice.

1.3	SGC shall indemnify VGC or the Successor Operator and keep it indemnified against any Employment Losses:

1.3.1
relating to or arising out of a termination under Clause 1.1 and reimburse it for all costs and expenses (including, without limitation, any tax) incurred in employing such SGC Employee in respect of his employment on or after the Transfer Date and in respect of the employment of the SGC Employees prior to the Transfer Date;

1.3.2
which relate to, arise out of or are connected with any act or omission by the SGC having its origin prior to the Transfer Date and which VGC or the Successor Operator incurs in relation to any employment relationship or collective agreement of one or more of the Relevant Employees or any other person pursuant to the Employment Regulations and/or in respect of the CoA; and

1.3.3
which relate to, arise out of or are connected with any term or condition of employment in respect of early retirement arrangements and/or enhanced severance benefits (including but not limited to enhanced redundancy benefits).

1.4	As used in this Schedule, the following terms shall be defined as follows:

1.5	“contract of employment”, “collective agreement”, “relevant transfer” and “trade union” shall have the same meanings as in the Employment Regulations;

1.6	“Employment Losses” means any and all losses, liabilities, costs (including but not limited to, the costs of reasonable legal and other expert advice), charges and

Services (Schedule 4 to CoA)

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expenses arising out of or connected with employment or the employment relationship (or the termination thereof) of SGC Employee, including those arising out of any actions, proceedings, claims, and demands;

1.7	“Successor Operator” means any third party that assumes any of VGC’s obligations under the CoA;

1.8	“SGC Employee” means those individuals who perform Services including (where the context permits) the service delivery manager.

1.9
 “Transfer Date” means the date on which the SGC ceases providing the Services or any such date that any court or other tribunal of competent jurisdiction shall determine to be the “time of transfer” under the Transfer Regulations;

1.10	“Employment Regulations” means:

1.10.1	For VGCs subject to the laws of England and Wales - the Transfer of Undertakings (Protection of Employment) Regulations 1981;

1.10.2
For VGCs in the European Union but not subject to the laws of England and Wales, Directive 2001/23/EC of the European Parliament and the Council as implemented in the laws of the country of establishment of VGC; or

1.10.3	For all other VGCs, all local and applicable international laws regulating the transfer of undertakings.

Services (Schedule 4 to CoA)

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SCHEDULE 5

GLOBAL PRICE BOOK

A.  LICENSE AND LICENSE FEES
Supplier will enter into CoAs for enterprise licenses of all the Standard Software specified above (except as provided below) with the VGC’s listed below (the “Listed VGCs”) for a license fee to be designated by VGSL.

Listed VGCs:

[ * 1 page of text omitted ]

*  License will not include the Marketing Director Suite
Organic Growth
There will be no change in the price for the license for a VGC to the extent that the number of subscribers supported by that VCG increases through organic growth.

Growth through Merger or Acqusition
If through acquisition or merger, a VGC increases its subscriber base following such acquisition or merger such that it moves from one pricing bracket (after taking into account any organic growth that has taken place up to the time of such acquisition) to another (ie, small to medium; large to very large) described in the future pricing matrix listed below, the VGC shall be required to pay the difference between the license and support fee amount for the bracket applicable immediately prior to the acquisition or merger and the license and support fee for the larger bracket applicable after giving effect to the acquisition or merger.

Effect of Transfer:
If there is a transfer of a CoA from one VGA to another VGA which has a subscriber base which would move that license to another pricing bracket after taking into account any organic growth up to the time of such transfer (ie, small to medium; large to very large) described in the future pricing matrix listed below,

Prices (Schedule 5 to CoA)

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then the VGC shall be required to pay the difference between the license and support fee amount for the bracket applicable immediately prior to the transfer and the license and support fee for the new bracket.

B.  FUTURE PRICING

VGSL may purchase additional licenses for the Standard Software products listed above at the respective quantities and license fees indicated below for majority owned subsidiaries of VGSL other than Listed VGCs. Furthermore VGSL may purchase additional licenses for the Standard Software products listed above at the respective quantities and license fees indicated below for minority owned subsidiaries of VGSL on a case by case basis, as agreed to by Supplier in its sole discretion.  All future pricing (table and discount levels below) only applies to VGCs in the following business areas: Communications and is valid until Dec 15, 2009.

Majority Owned VGCs

As part of this agreement, Supplier offers the following pricing for any majority owned VGCs in which Vodafone acquires a majority stake.

	Nr of Subscr	Licence Fee CDM & CMD	Annual Support and Maintenance

Small	<5 mill	[ * ]	[ * ]
Medium	5 – 10 mill	[ * ]	[ * ]
Large	10 – 30 mill	[ * ]	[ * ]
Very Large	30 – 50 mill	[ * ]	[ * ]
Mega	>50 mill	[ * ]	[ * ]

Notwithstanding the foregoing, for one of the (large or smaller) majority owned VCGs that are purchasing the Chordiant Decision Management suite only as part of this agreement, that VCG may purchase the Marketing Director suite for the license fee of [ * ] plus an annual 15% [ * ] support and maintenance.

Standard Software products offered as part of the CDM licence include the then current versions of the following:

•	Chordiant Data Preparation Director: unlimited number of concurrent users

Prices (Schedule 5 to CoA)

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•	Chordiant Predictive Analytics Director: unlimited number of concurrent users
•	Chordiant Adaptive Decisioning Services: unlimited number of CPUs
•	Chordiant Strategy Director: unlimited number of concurrent users
•	Chordiant Database Decisioning Services: unlimited number of CPUs
•	Chordiant Real-Time Decisioning Services: unlimited number of CPUs
•	Chordiant Recommendation Advisor: unlimited number of seats
•	Chordiant Interaction Services: unlimited number of CPUs
•	Chordiant Campaign Management Decisioning Service: unlimited number of CPUs
•	Chordiant Decision Monitor: unlimited number of concurrent users
•	Chordiant Real-Time Proposition Monitoring: unlimited number of CPUs

Standard Software products offered as part of the CMD licence include the then current versions of the following:

•	Chordiant Marketing Director, core module: unlimited number of concurrent users
•	Chordiant eMail Marketing Director: unlimited number of concurrent users
•	Chordiant Mobile Marketing Director: unlimited number of concurrent users

The Standard Software listed above shall be deemed accepted upon delivery.

Minority Owned VGCs

For any mobile telecom organisation where VGSL has more than a 15% stake but less than 50% Supplier offers a fixed discount of [ * ]% against Supplier's standard list price for Chordiant Decision Management and Chordiant Marketing Director Standard Software products listed above.

Partner Organisation

For Partner Network organisations, Supplier offers a fixed discount of [ * ]% against Supplier's standard price list, for Chordiant Decision Management and Chordiant Marketing Director Standard Software products listed above, subject to approval from Supplier.

Organic Growth
There will be no change in the price for the license for a VGC to the extent that the number of subscribers supported by that VCG increases through organic growth.

Growth through Merger or Acqusition

Prices (Schedule 5 to CoA)

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If through acquisition or merger, a VGC increases its subscriber base following such acquisition or merger such that it moves from one pricing bracket (after taking into account any organic growth that has taken place up to the time of such acquisition) to another (ie, small to medium; large to very large) described in the future pricing matrix listed above, the VGC shall be required to pay the difference between the license and support fee amount for the bracket applicable immediately prior to the acquisition or merger and the license and support fee for the larger bracket applicable after giving effect to the acquisition or merger.

Effect of Transfer:
If there is a transfer of a CoA from one VGA to another VGA which has a subscriber base which would move that license to another pricing bracket after taking into account any organic growth up to the time of such transfer (ie, small to medium; large to very large) described in the future pricing matrix listed above, then the VGC shall be required to pay the difference between the license and support fee amount for the bracket applicable immediately prior to the transfer and the license and support fee for the new bracket.

Prices (Schedule 5 to CoA)

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SCHEDULE 6

CORPORATE SOCIAL RESPONSIBILITY

Each Party places great importance on the principle that business should be conducted responsibly. Vodafone Group Companies have established the Vodafone Business Principles, which they wish to promote with their third party suppliers. In addition, Vodafone Group Companies have established the Vodafone Code of Ethical Purchasing, which is consistent with the basic principles of the SA 8000 and ISO 14001 standards.

Supplier and SGCs agree to implement the principles set out in the Vodafone Code of Ethical Purchasing across each of their businesses and within each of their own supply chains.

In the event that the Vodafone Code of Ethical Purchasing or Vodafone Business Principles are amended, Supplier and SGCs shall be informed.

Vodafone Code of Ethical Purchasing

VODAFONE CODE OF ETHICAL PURCHASING
As one of the world’s largest mobile telecommunications network companies, Vodafone has a significant role to play in enriching people’s lives.
We also understand that we have a significant role to play in managing our business carefully and responsibly, which is why we have adopted a set of core Values and Business Principles to govern our activities and interactions with all our stakeholders across the world, including our suppliers.
Our Business Principles declare a commitment “to promote the application of our Business Principles by our business partners and suppliers.”
The following Code of Ethical Purchasing is to be read in conjunction with our Business Principles, and is designed to promote safe and fair working conditions, and the responsible management of environmental and social issues in Vodafone’s supply chain.
The Code has been developed in consultation with employees, suppliers, investors and Non-Governmental Organisations.  It sets out the standards we wish to see achieved by Vodafone and our suppliers over time.
The principle of continuous improvement applies to all aspects of the Code.
In accordance with the implementation provisions of the Code, Vodafone will require first level suppliers to acknowledge their understanding and acceptance of our Code and to confirm that they will comply.
Vodafone will work collaboratively with our suppliers on the implementation of the Code, which may include joint audits and site visits to assess performance.
Vodafone will publicly report on the implementation of and compliance with the Code.
Vodafone will encourage all suppliers to implement our Code across their whole business and within their own supply chains.

1

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IMPLEMENTATION OF THE CODE
Ownership
•
The Vodafone Director of Global Supply Chain Management is the owner of the Vodafone Code of Ethical Purchasing, and reports to the Integrations and Operations Committee on the implementation of the Code.

•	The Director of Global Supply Chain Management and the Heads of Supply Chain Management in each of the Operating Companies have operational responsibility for the implementation of the Code.

Communication
•	Vodafone will communicate and promote its Code of Ethical Purchasing internally and externally to relevant stakeholders.

•	Suppliers are encouraged to take all reasonable endeavours to promote the Code to their suppliers and subcontractors.

Training and Awareness
•	Vodafone and its suppliers will ensure that all relevant people are provided with appropriate training and guidelines to support the Code.

Application
•	Suppliers applying this code are expected to comply with all relevant laws, regulations and standards in all of the countries in which they operate.

•	The Code is applied for the purposes of promoting safe and fair working conditions and the responsible management of environmental and social issues in Vodafone’s supply chain.

•
Suppliers will be asked to confirm (in writing) that they are implementing the Code, or similar purchasing standard such as the Ethical Trading Initiative (ETI) Base Code, Social Accountability International’s SA 8000, or the Chartered Institute of Purchasing and Supply Ethical Business Practices in Purchasing and Supply.

•	Vodafone will work collaboratively with its suppliers on the implementation of the Code, which may include joint audits[1] and site visits to assess performance against the Code.

•
Suppliers will be asked to provide Vodafone with reasonable access to all relevant information and premises for the purposes of assessing performance against the Code, and use reasonable endeavours to ensure that sub-contractors do the same.

[1]	Audits would ideally be conducted jointly between Vodafone and the supplier, and may also include the assistance of an industry representative, or relevant Non-Governmental Organisation.

2

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Corrective Action

•	Suppliers are expected to identify and correct any activities that fall below the standard of the Code.

•	Suppliers shall immediately report to Vodafone any serious breaches of the Code, together with an agreed schedule for corrective action.

•	Where serious breaches of the Code persist, Vodafone will consider termination of the business relationship with the supplier concerned.

Monitoring and Reporting
•
Vodafone’s Corporate Responsibility and Purchasing teams will use a risk-based approach[2] to monitor implementation of and adherence to the Code in our supply chain, and will report progress in the annual Vodafone Corporate Social Responsibility Report.

•	Vodafone and its suppliers will use reasonable endeavours to provide employees and other stakeholders with a confidential means to report any actual or potential breach of the Code.

[1]	Vodafone will focus on those parts of the supply chain where the risk of not meeting the Code is highest and where the maximum difference can be made with resources available.

Corporate Social Responsbility (Schedule 6 to CoA)
3

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CODE OF ETHICAL PURCHASING
1.       Child Labour
•	No person is employed who is below the minimum legal age for employment.[3]

•	Children (persons under 18 years) are not employed for any hazardous work, or work that is inconsistent with the child’s personal development.[4]

•	Where a child is employed, the best interests of the child shall be the primary consideration.

•	Policies and programmes that assist any child found to be performing child labour are contributed to, supported, or developed.

2.       Forced Labour
•
Forced, bonded or compulsory labour is not used and employees are free to leave their employment after reasonable notice.  Employees are not required to lodge deposits of money or identity papers with their employer.

3.       Health & Safety
•
A healthy and safe working environment is provided for employees, in accordance with international standards and national laws.  This includes access to clean toilet facilities, drinkable water and, if applicable, sanitary facilities for food storage.

•	Where an employer provides accommodation, it shall be clean, safe and meet the basic needs of employees.

•	Appropriate health and safety information and training is provided to employees.

4.       Freedom of Association
•	As far as any relevant laws allow, all employees are free to join or not to join trade unions or similar external representative organisations.

5.       Discrimination
•	Negative discrimination[5] including racial or sexual discrimination is prohibited.

6.       Disciplinary Practices
•	Employees are treated with respect and dignity. Physical or verbal abuse or other harassment and any threats or other forms of intimidation are prohibited.

7.       Working Hours
•	Working hours of employees comply with national laws and are not excessive[6].

8.       Payment
•	Employees understand their employment conditions and fair and reasonable pay[7] and terms are provided.

[2]	Minimum age is the age of completion of compulsory schooling, or not less than 15 years (or not less than 14 years, in countries where educational facilities are insufficiently developed).

[3]	Personal development includes a child’s health or physical, mental, spiritual, moral or social development.

[4]
Forms of discrimination may include race, colour, sex, sexual orientation, religion, political opinion, nationality, social origin, social status, indigenous status, disability, age and union membership.

[5]	Consideration should be given to the type of work performed and the acceptable working hours for the role and the country concerned.

[6]	Consideration should be given to the type of work performed and the market wage for the work as well as any statutory minimum wage for the country concerned.

Corporate Social Responsbility (Schedule 6 to CoA)
4

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9.  Individual Conduct
•	No form of bribery, including improper offers for payments to or from employees, or organisations, is tolerated.

10.            Environment
•	Processes are in place to actively improve the efficiency with which finite resources (such as energy, water, raw materials) are used.

•	Appropriate management, operational and technical controls are in place to minimise the release of harmful emissions to the environment.

•	Appropriate measures are in place to improve the environmental performance of products and services when in use by the end user.

•	Innovative developments in products and services that offer environmental and social benefits are supported.

REFERENCES
Vodafone’s Code of Ethical Purchasing is based on the following international standards:
•	The United Nations Universal Declaration of Human Rights.
•	The Conventions of the International Labour Organisation.
•	The United Nations Convention on the Rights of the Child.

Reference has also been made to:
•	Social Accountability International’s SA 8000 Standard
•	The Ethical Trading Initiative (ETI) Base Code, and
•	The UN Draft Norms of Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights (2003)

With respect to the International Labour Organisation Conventions on Labour Standards, the following provisions have been referenced in the development of this Code:
•	Convention 1 (Acceptable working hours)
•	Conventions 29 (Forced and bonded Labour)
•	Convention 87, 98, and 135 (Freedom of Association)
•	Convention 111 (Discrimination)
•	Convention 138 (Minimum Age)
•	Convention 135& Recommendation 143 (Workers’ Representatives Convention)
•	Convention 155 Article 19 (Health and safety training)

DEFINITIONS
A child means a person below the age of 18 years, as defined in Article 1 of the United Nations Convention on the Rights of the Child.
Personal development is described in the Article 32 of the United Nations Convention on the Rights of the Child.

Vodafone Business Principles

Corporate Social Responsbility (Schedule 6 to CoA)
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Vodafone’s Business Principles
Vodafone’s success flows from our commitment to sound business conduct and the way we interact with our stakeholders – shareholders, employees, customers, business partners and suppliers - government and regulators, communities and society, and the environment.
As a global business, Vodafone operates within a wide range of legal jurisdictions.  We respect the rule of law within these jurisdictions and support appropriate internationally accepted standards including those on human rights.  Our Business Principles represent the additional commitments we make to our stakeholders.
Our Business Principles apply to all Vodafone companies in which we have a majority equity interest and to all Vodafone employees.  Where Vodafone operates in conjunction with business partners, third parties or in joint venture arrangements where we do not have a majority equity interest, we will seek to promote the application of our Business Principles.
We understand that we will be judged on whether we live up to our Business Principles.  We will share good practice across Vodafone as we strive for continuous performance improvement.  We will measure, review and report openly on our performance against our Business Principles.

Corporate Social Responsbility (Schedule 6 to CoA)
6

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1.       Value Creation
We believe that competition in a market economy, pursued in an ethical way, is the best way of delivering benefits to our stakeholders.
•
We are committed to providing the best possible return for our shareholders.  The criteria for our investment decisions, acquisitions and business relationships will be primarily economic but they will also include social and environmental considerations.

2.       Public Policy
We will voice our opinions on government proposals and other matters that may affect our stake-holders but we will not make gifts or donations to political parties or intervene in party political matters.

3.       Communications
We will communicate openly and transparently with all of our stakeholders within the bounds of commercial confidentiality.

4.       Customers
We are committed to providing our customers with safe, reliable products and services that represent good value for money.
•	We will work to understand, anticipate and respond to the needs of our customers and to provide them with innovative products and services.
•	We value the trust our customers place in us and will safeguard the information provided to us in accordance with relevant laws.

5.       Employees
Relationships with and between employees are based upon respect for individuals and their human rights.
•	We will pursue equality of opportunity and diversity through our employment policies.
•	We will encourage our employees to reach their full potential through training and development.
•	We will promote employee participation in share incentive plans.

6.       Individual Conduct
We expect all our employees to act with honesty, integrity and fairness.
•	No form of bribery, including improper offers or payments to or from employees will be tolerated.
•	All employees are expected to avoid any contacts that might lead to, or suggest, a conflict of interest between their personal activities and the business of Vodafone.
•	All employees are expected to avoid accepting hospitality or gifts that might appear to place them under an obligation.

7.       Environment
We are committed to sustainable business practices and environmental protection.
•	We will use finite resources carefully.
•	We will promote the use of operational practices that reduce the environmental burden associated with our activities.
•	We will support innovative developments in products and services that can offer environmental and social benefits.

8.       Communities and Society
We accept our responsibility to engage with communities and we will invest in society in a way that makes effective use of our resources, including support for charitable organisations.
9.       Health and Safety
We are committed to the health and safety of our customers, employees and the communities in which we operate.
•	We will disclose any information that comes to our knowledge, which clearly demonstrates that any of our products or services breach internationally accepted safety standards or guidelines.

Corporate Social Responsbility (Schedule 6 to CoA)
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10.            Business Partners and Suppliers
We will pursue mutually beneficial relationships with our business partners and suppliers.
•	We will seek to promote the application of our Business Principles by our business partners and suppliers.

Corporate Social Responsbility (Schedule 6 to CoA)
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SCHEDULE 7

CURRENCY CONVERSION PROCESS

If Supplier’s Prices are stated in €:

CURRENCY CONVERSION PROCESS

[Note: only to be used if VGC payments are not in Euros]

On and from the Effective Date of the Contract of Adherence, the price of the Products fixed in Euros shall be translated for payment from the Euro to a Relevant Currency (as defined below) if required by VGC using the foreign exchange rate formula as set out below.

The foreign exchange rate used shall be determined by using an average of the previous 5 days (immediately prior to the date funds are transferred to Supplier) mid price foreign exchange rates quoted on the Reuters “WMRSPOT” pages (such as the WMRSPOT29 for Euro GBP or WMRSPOT31 for Euro/USD).

The calculated foreign exchange rate will be used to translate any new prices, fees or charges agreed in relation to Purchase Orders issued by VGC prior to the Calculation Date following the Effective Date of the Contract of Adherence.

In the event that on any particular day the WRMSPOT pages required are not available then an average spot rate will be determined using quotes from Barclays Bank Plc, London and Citibank N.A.; London at 11.00 am on the same day. In the event that the required day is not a Business Day then the nearest preceding Business Day should be used.

6.
On the Calculation Date (as defined below) following the Effective Date[8] of the relevant Contract of Adherence and on each Calculation Date thereafter, the price of the Products fixed in euros shall be translated for payment from the Euro to a “Relevant Currency” as defined below and required by VGC for the following financial year using the Exchange Rate Formula as set out below. VGC will provide Supplier with copies of detailed calculations with supporting documentation.

In the event that VGC chooses to pay in a Relevant Currency for any financial year (April 1 to March 31) during the term of the Contract of Adherence, the selected currency shall apply in relation to all Purchase Orders issued by VGC during the financial year selected.

The selected currency shall continue to apply, unless and until VGC elects to revert to payment in Euros as set out in paragraph g) below.

On the Calculation Date in each year, Vodafone Group Plc shall determine the Average Forward rate for each Relevant Currency. The Average Forward Rate for each Relevant Currency shall be the average of the five Forward Rates for such Relevant Currency for each of the Calculation Periods. The

Currency Conversion Process (Schedule 7 to CoA)
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“Forward Rate” means, in respect of each Relevant Currency and each Calculation Period, the rate determined by applying the following formula:

FR=Spot Rate x (1+(RC x M/12)

            (1+(RE x M/12)

Where:

“FR” is the Forward Rate;

“M” is the number of months in the relevant Calculation Period;

“RC” is the yield derived from the zero coupon yield curve in the Relevant Currency for a period equal to the relevant Calculation Period as quoted on the page of Reuters Money Markets Service Index page ZERO/1 at approximately 12 noon (London time) on the Calculation Date;

“RE” is the yield derived from the zero coupon yield curve in Euros for a period equal to the relevant Calculation Period as quoted on the relevant page of Reuters Money Markets Service Index page ZERO/1 Page 0#EURZ=R) at approximately 12 noon on the Calculation Date.

VGC may elect prior to the first Valuation Date by written and confirmed notice to the Supplier in respect of the financial year commencing on 1 April next following the Calculation Date to make payment in respect of Purchase Orders issued during such financial year in Euros instead of its Relevant Currency, in which event no such determination will be necessary.

7.	Definitions in this Schedule 7:

“Business Day” means a day (other than a Saturday or Sunday) on which WMRSPOT is published on the Reuters Money Markets Service and banks are open for business in London;

“Calculation Date” means the first Thursday in January or if that is not a Business Day the immediately succeeding (Tuesday or Thursday) which is a Business Day;

“Calculation Period” means the First Calculation Period, Second Calculation Period, Third Calculation Period, Fourth Calculation Period and Fifth Calculation Period or any of them as the context may require;

“First Calculation Period” means the period from the Calculation Date to the day falling three calendar months after such Calculation Date;

“Second Calculation Period” means the period from the Calculation Date to the day falling six calendar months after such Calculation Date;

“Third Calculation Period” means the period from the Calculation Date to the day falling nine calendar months after such Calculation Date;

“Fourth Calculation Period” means the period from the Calculation Date to the day falling twelve calendar months after such Calculation Date;

Currency Conversion Process (Schedule 7 to CoA)
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“Fifth Calculation Period” means the period from the Calculation Date to the day falling fifteen calendar months after such Calculation Date;

“Relevant Currency” means each of Japanese Yen; United States Dollar; British Pound Sterling, Australian Dollar, New Zealand Dollar, Polish Zloty, Hungarian Forint and Swedish Krone;

“Spot Quotations” means in respect of each Valuation Date and each Relevant Currency the mid-rate of exchange for the purchase of (euros) in the London foreign exchange market with such Relevant Currency at or about 4 pm (London time) on such Valuation Date as shown on page WMRSPOT of the Reuters Money Markets Service;

“Spot Rate” means the average of the Spot Quotations for each of the Valuation Dates;

“Valuation Date” means each Tuesday and Thursday falling in each of the four calendar weeks immediately preceding the Calculation Date or if any such day is not a Business Day the immediately preceding Business Day.

If Supplier’s Prices are stated in USD$:

CURRENCY CONVERSION PROCESS

[Note: only to be used if VGC payments are not in US Dollars]

On and from the Effective Date of the Contract of Adherence, the price of the Products fixed in US Dollars shall be translated for payment from the US Dollar to a Relevant Currency (as defined below) if required by VGC using the foreign exchange rate formula as set out below.

The foreign exchange rate used shall be determined by using an average of the previous 5 days (immediately prior to the date funds are transferred to Supplier) mid price foreign exchange rates quoted on the Reuters “WMRSPOT” pages (such as the WMRSPOT07 for GBP/USD or WMRSPOT05 for Euro/USD).

The calculated foreign exchange rate will be used to translate any new prices, fees or charges agreed in relation to Purchase Orders issued by VGC prior to the Calculation Date following the Effective Date of the Contract of Adherence.

In the event that on any particular day the WRMSPOT pages required are not available then an average spot rate will be determined using quotes from Barclays Bank Plc, London and Citibank N.A.; London at 11.00 am on the same day. In the event that the required day is not a Business Day then the nearest preceding Business Day should be used.

Currency Conversion Process (Schedule 7 to CoA)
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8.
On the Calculation Date (as defined below) following the Effective Date of the relevant Contract of Adherence and on each Calculation Date thereafter, the price of the Products fixed in US Dollars shall be translated for payment from the US Dollar to a “Relevant Currency” as defined below and required by VGC for the following financial year using the Exchange Rate Formula as set out below. VGC will provide Supplier with copies of detailed calculations with supporting documentation.

In the event that VGC chooses to pay in a Relevant Currency for any financial year (April 1 to March 31) during the term of the Contract of Adherence, the selected currency shall apply in relation to all Purchase Orders issued by VGC during the financial year selected.

The selected currency shall continue to apply, unless and until VGC elects to revert to payment in US Dollars as set out in paragraph g) below.

On the Calculation Date in each year, Vodafone Group Plc shall determine the Average Forward rate for each Relevant Currency. The Average Forward Rate for each Relevant Currency shall be the average of the five Forward Rates for such Relevant Currency for each of the Calculation Periods. The “Forward Rate” means, in respect of each Relevant Currency and each Calculation Period, the rate determined by applying the following formula:

FR=Spot Rate x (1+(RC x M/12)

            (1+(RE x M/12)

Where:

“FR” is the Forward Rate;

“M” is the number of months in the relevant Calculation Period;

“RC” is the yield derived from the zero coupon yield curve in the Relevant Currency for a period equal to the relevant Calculation Period as quoted on the page of Reuters Money Markets Service Index page ZERO/1 at approximately 12 noon (London time) on the Calculation Date;

“RE” is the yield derived from the zero coupon yield curve in US Dollars for a period equal to the relevant Calculation Period as quoted on the relevant page of Reuters Money Markets Service Index page ZERO/1 Page 0#USDZ=R) at approximately 12 noon on the Calculation Date.

VGC may elect prior to the first Valuation Date by written and confirmed notice to the Supplier in respect of the financial year commencing on 1 April next following the Calculation Date to make payment in respect of Purchase Orders issued during such financial year in US Dollars instead of its Relevant Currency, in which event no such determination will be necessary.

9.	Definitions in this Schedule 7:

“Business Day” means a day (other than a Saturday or Sunday) on which WMRSPOT is published on the Reuters Money Markets Service and banks are open for business in London;

Currency Conversion Process (Schedule 7 to CoA)
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“Calculation Date” means the first Thursday in January or if that is not a Business Day the immediately succeeding (Tuesday or Thursday) which is a Business Day;

“Calculation Period” means the First Calculation Period, Second Calculation Period, Third Calculation Period, Fourth Calculation Period and Fifth Calculation Period or any of them as the context may require;

“First Calculation Period” means the period from the Calculation Date to the day falling three calendar months after such Calculation Date;

“Second Calculation Period” means the period from the Calculation Date to the day falling six calendar months after such Calculation Date;

“Third Calculation Period” means the period from the Calculation Date to the day falling nine calendar months after such Calculation Date;

“Fourth Calculation Period” means the period from the Calculation Date to the day falling twelve calendar months after such Calculation Date;

“Fifth Calculation Period” means the period from the Calculation Date to the day falling fifteen calendar months after such Calculation Date;

“Relevant Currency” means each of Japanese Yen; Euro; British Pound Sterling, Australian Dollar, New Zealand Dollar, Polish Zloty, Hungarian Forint and Swedish Krone;

“Spot Quotations” means in respect of each Valuation Date and each Relevant Currency the mid-rate of exchange for the purchase of (US Dollars) in the London foreign exchange market with such Relevant Currency at or about 4 pm (London time) on such Valuation Date as shown on page WMRSPOT of the Reuters Money Markets Service;

“Spot Rate” means the average of the Spot Quotations for each of the Valuation Dates;

“Valuation Date” means each Tuesday and Thursday falling in each of the four calendar weeks immediately preceding the Calculation Date or if any such day is not a Business Day the immediately preceding Business Day.

Currency Conversion Process (Schedule 7 to CoA)
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SCHEDULE 8

Data Protection (Schedule 8 to CoA)
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SCHEDULE 9

SOURCE CODE ESCROW AGREEMENT
(TEMPLATE)

Source Code Escrow (Template) (Schedule 9 to CoA)
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Single Licensee

Escrow Agreement No:	Dated:

 Escrow Agreement Between:

(1)	[ ] whose registered office is at (CRN: [number]) ("the Owner");

(2)	Vodafone Group Services Limited whose registered office is at Vodafone House, The Connection, Newbury, Berkshire RG14 2FN, England (CRN: ) ("the Licensee") and

(3)	NCC ESCROW INTERNATIONAL LIMITED whose registered office is at Manchester Technology Centre, Oxford Road, Manchester M1 7EF, ENGLAND (CRN: 3081952) ("NCC Escrow").

1. Preliminary:

(A)	The Licensee has been granted a licence to use a software package comprising computer programs.

Alternative Clause for Development Agreement

(A)	The Owner has granted or has agreed to grant a licence to the Licensee to use a software package that the Owner is developing to the Licensee’s specification pursuant to the [Development ] Agreement.

(B)	Certain technical information and documentation relating to the software package is the confidential property of the Owner.

(C)
The Owner acknowledges that upon the occurrence of any of the Release Events of this Agreement, the Licensee may require possession of and a right to use the technical information and documentation to be deposited with and held by NCC Escrow under this Agreement.

(D)	Each of the Parties acknowledges that the consideration for their respective undertakings under this Agreement are the undertakings and obligations agreed to by each of the Parties hereunder.

2. It is agreed that:

2.1  Definitions

In this Agreement the following terms shall have the following meanings:

15.5.1	"Agreement" means the terms and conditions of this escrow agreement set out below, the schedules and Appendix A hereto.

15.5.2
"Full Verification" means the tests and processes constituting NCC Escrow’s Full Verification service as described in schedule 3 hereto and/or such other tests and processes as may be agreed between the parties for the verification of the Material.

15.5.3
“Group Company” means in relation to the Licensee, Vodafone Group Plc and any company or corporation in respect of which Vodafone Group Plc owns (directly or indirectly) more than 15% of the issued share capital.

15.5.4	"Independent Expert" means a suitably qualified solicitor or barrister.

15.5.5	"Integrity Testing" means those tests and processes forming NCC Escrow’s integrity testing service as described in schedule 3 hereto in so far as they are applicable to the Material.

Source Code Escrow (Template) (Schedule 9 to CoA)
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15.5.6
"Intellectual Property Rights" mean any copyright, patent, design patent, registered designs, design rights, utility models, trademarks, service marks, an application for any of these or the right to apply for the same, trade secrets, know how, database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country and any licences under or in respect of such rights.

15.5.7
"Licence Agreement" means the agreement under which the Licensee was granted rights to the Package and which is part of the [              ] Agreement for the supply of Software and Services entered into by the Owner and the Licensee dated [                ].

Alternative clause 1.7 for use with Development Agreement

1.7            “Development Agreement” means the development agreement between the Owner and the Licensee relating to the development of the Package entered into by the Owner and the Licensee dated [                        ]
15.5.8
“Maintenance Agreement” means the agreement for the support and maintenance of the Software which is part of the [           ] Agreement for the supply of Software and Services entered into by the Owner and the Licensee dated [                       ]

15.5.9
"Material" means the Source Code of the Package and such other materials (including specifically but without limitation, firmware) and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to comply with clause 2 hereof.

15.5.10
"Package" or “Software” means the software package as more particularly described in Schedule 1 and any updates, upgrades or new versions thereof licensed to the Licensee under the Licence [Development] Agreement, any maintenance agreement, any other agreement between the Owner and the Licensee or this Agreement.

15.5.11	“Release Events” means the events set out in clause 6.1.

15.5.12	"Source Code" means the computer programming code of the Package in human readable form that would enable a skilled third party on behalf of the Licensee to support, maintain and modify the Software .

15.5.13	“Working Day” means a day other than a Saturday, Sunday, or public holiday in England.

2.2	Owner's Duties and Warranties

15.5.1	The Owner shall:

15.5.1.1	deliver at its cost two copies of the Material to NCC Escrow within 15 days of the date of this Agreement or the date of acceptance of the Software, whichever is later;

15.5.1.1
deliver at its cost to NCC Escrow two replacement copies of the Material each time that the Package is updated or amended or changed pursuant to the Licence Agreement, the Maintenance Agreement or any other agreement between the Owner and the Licensee or this Agreement within 30 days of such update, amendment or change;

15.5.1.1	at all times ensure that the Material as delivered to NCC Escrow

Source Code Escrow (Template) (Schedule 9 to CoA)
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is capable of being used to generate the latest version of the Package issued to the Licensee and is capable of being used to understand, maintain, modify, correct and develop the latest version of the Package issued to the Licensee;

15.5.1.1	shall notify NCC Escrow immediately of any circumstances under Clause 2.1.2 which necessitates a replacement deposit of the Material;

15.5.1.1	deliver to NCC Escrow two replacement copies of the Material within 12 months of the last delivery to ensure the integrity of the Material media;

[Alternative clauses 2.1.2 – 2.1.5 for use with Development Agreements
15.5.1.1
deliver at its cost within 7 days two copies of each part of the Material that has passed acceptance tests in accordance with the terms of the [Development Agreement] and two complete copies of the Material within 7 days of acceptance of the Package by the Licensee in accordance with the terms of the Development Agreement;

15.5.1.1
at all times ensure that the Material as delivered to NCC Escrow is capable of being used to generate the latest version of the Package issued to the Licensee and shall deliver to NCC Escrow further copies of the Material as and when necessary;

15.5.1.1	during the development of the Material under the [Development Agreement], deliver to NCC Escrow two replacement copies of the Material within 3 months of the last delivery;

15.5.1.1
upon completion of all development work on the Material under the [Development Agreement], deliver to NCC Escrow two replacement copies of the Material within 12 months of the last delivery to ensure the integrity of the Material media;]

15.5.1.1
deliver two replacement copies of the Material to NCC Escrow within 14 days of receipt of a notice served upon it by NCC Escrow under the provisions of clause 4.1.5.  In such a case the Owner may recover from NCC Escrow its reasonable costs for the preparation of two copies of the Material;

15.5.1.1	deliver with each deposit of the Material the following information:

(1)
details of the deposit including full name (original name as set out under Schedule 1 together with any new names given to the Package by the Owner) and version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

(2)	password/encryption details required to access the Material;

15.5.1.1
deliver with each deposit of the Material any of the following technical information (where applicable) which must be sufficient to allow a reasonably skilled software programmer or engineer to understand, maintain, modify and correct the Material:

(1)	documentation describing the procedures for building, compiling and installing the software, including names and versions of the development tools;

(2)	software design information (e.g. module names and functionality); and

(3)	name and contact details of employees with knowledge of how to

oSource Code Escrow (Template) (Schedule 9 to CoA)
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 maintain and support the Material; and

15.5.1.1	deposit a backup copy of the object code of any third party software package required to access, install, build or compile or otherwise use the Material.

15.5.2	The Owner warrants:

15.5.1.1
on its own behalf and on behalf of each and every director of the Owner, to NCC Escrow, that it is the sole legal and beneficial owner of  the Intellectual Property Rights in the Material (other than any third party object code referred to in clause 2.1.9) or in respect of any Source Code  forming part of the Material that it does not own, it has been granted valid and ongoing rights under licence by the third party owner(s) thereof to deal with such Source Code in the manner anticipated under this Agreement and that the Owner has the express authority of such third party owner(s) to deposit the same under this Agreement as evidenced by signed letter(s) of authorisation in the form set out in Appendix A, to be provided to NCC Escrow prior to or no later than at the time of such deposits;

15.5.1.1	that in entering into this Agreement, it is not in breach of any of its ongoing express or implied obligations to any third party(s);

15.5.1.1
that the Material lodged under clause 2.1 shall contain all information in human-readable form (except for any third party object codes) and on suitable media to enable a reasonably skilled programmer or analyst to  ( develop the package if and to the extent permitted in the [Development/Licence Agreement] and to understand, maintain, modify and correct  the Package; and

15.5.1.1	that in respect of any third party object code that the Owner deposits with NCC Escrow under this Agreement in conjunction with the Material, that it has full right and authority to do so.

2.3	Licensee’s Undertaking

15.5.1
In the event that the Material is released under clause 6, the Licensee shall subject to the provisions of this clause keep the Material confidential and shall use the Material only for the purpose of [developing], understanding, maintaining, modifying and correcting the Package exclusively on behalf of the Licensee or to such greater extent as is permitted under the Licence [Development] Agreement  and/or clause 6 hereof.

15.5.2
3.2 The Licensee may disclose the Material to  and/or permit useage by Group Companies/third parties to the extent  permitted in the [Development]/Licence Agreement and where such disclosure or useage occurs shall ensure that such Group Companies/third parties are subject to the same obligations of confidence as are contained herein.

2.4	NCC Escrow's Duties and Warranties

15.5.1	NCC Escrow warrants that it shall:

15.5.1.1	hold the Material in a safe and secure environment;

15.5.1.1	upon receipt of any deposit of the Material, apply the Integrity Testing to the Material in accordance with clause 9;

15.5.1.1	inform the Owner and the Licensee of the receipt of any deposit

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of the Material by way of a copy of the Integrity Testing report or Full Verification report (as the case may be) generated from the testing carried out under clause 9;

15.5.1.1
at all times retain at each of two (2) different locations one (1) copy of the latest verified deposit of the Material and one (1) copy of the previous deposit of the material and notify the Owner and the Licensee in writing of each such location; and

15.5.1.1	notify the Owner and the Licensee if it becomes aware at any time during the term of this Agreement that the copy of the Material held by it has been lost, damaged or destroyed.

15.5.2
NCC Escrow shall not be responsible for procuring the delivery of the Material in the event of failure by the Owner to do so, but NCC Escrow must as soon as practicable  notify the Licensee of the Owner's failure to deposit any Material under this Agreement of which it is aware.

15.5.3
NCC Escrow may with the Licensee’s prior written consent such consent not to be unreasonably withheld or delayed, appoint agents, contractors or sub-contractors to carry out the Integrity Testing and the Full Verification and NCC Escrow shall ensure that such agents, contractors or sub-contractors are bound by the same confidentiality obligations as are contained in clause 7.

15.5.4
NCC Escrow shall have the right to make such copies of the Material as may be necessary solely for the purposes of this Agreement and following termination of this Agreement all such copies shall be destroyed  or returned to the Owner at its request.

4.5
NCC Escrow shall obtain and maintain with a reputable insurance company for the duration of its obligations under this Agreement and for a period of twelve months thereafter the following insurances; public and product liability insurance with a limit of not less than £10 million per occurrence and professional indemnity (errors and omissions) insurance with a limit of not less than £5 million per occurrence together with such other insurances required by law with a limit in each of not less than £5 million in relation to any one claim (or such greater amounts as required by law).    NCC Escrow shall administer its insurances in accordance with good industry practice at all times. If required by the Licensee NCC Escrow shall provide evidence of its insurances and payment of any premium (in a form satisfactory to the Licensee) and shall not subsequently reduce the level of such insurance.

4.6
In addition to all warranties and conditions implied by statute or otherwise , NCC Escrow warrants and represents to each of the Owner and Licensee that each of its obligations under this Agreement, including without limitation its obligations under this Clause 4, shall be performed promptly in a timely, professional and workmanlike manner in accordance with best industry practice.

2.5	Payment

15.5.1
The Owner and the Licensee shall pay NCC Escrow’s standard fees and charges as published from time to time or as otherwise agreed in accordance with this Agreement and in the proportions set out in Schedule 2. NCC Escrow’s fees as published are exclusive of value added tax and inclusive of all other taxes.

15.5.2	NCC Escrow and the Licensee shall meet once a year to discuss in good faith the

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level of NCC Escrow’s standard fees and charges for its services applicable under this Agreement. In the absence of agreement, NCC Escrow shall be entitled to increase its fee and charges once a year upon 45 days notice to the parties, provided that any increase may not  exceed the lesser of 10% or the rate provided by the Retail Prices Index plus 5%.

15.5.3
All invoices are payable within 30 days from the end of the month in which the invoice is received. NCC Escrow reserves the right to charge interest in respect of the late payment of any sum due under this Agreement (as well after as before judgement) at the rate of 2% per annum over the prevailing base rate of the HSBC Bank Plc accruing on a daily basis from the due date therefore until full payment.

2.6	Release Events

15.5.1
Subject to the provisions of clauses 6.2 and 6.3 and upon receipt of its release fee and any other fees outstanding under this Agreement, NCC Escrow will release the Material to a duly authorised officer of the Licensee if any of the following events (“Release Event(s)”) occur:-

15.5.1.1
the Owner enters into any company voluntary arrangement or individual voluntary arrangement or (being a company) enters into liquidation whether compulsory or voluntary (other than for the purposes of solvent reconstruction or amalgamation) or has a receiver or administrative receiver appointed over all or any part of its assets or undertaking or an Administration Order is made or (being an individual or partnership) becomes or is adjudicated bankrupt, or an event occurs within the jurisdiction of the country in which the Owner is situated which has a similar effect to any of the above events in the United Kingdom; or

15.5.1.1	the Owner ceases or threatens to cease to carry on business; or

15.5.1.1
the Owner assigns its rights in the Intellectual Property Rights in the Material and the assignee fails within 60 days of such assignment to offer the Licensee substantially similar protection to that provided by this Agreement without significantly increasing the cost to the Licensee; or

15.5.1.1
the Owner is in  breach of its obligations as to [development], support, maintenance or modification of the Package under the Licence Agreement [Development Agreement] or any maintenance agreement entered into in connection with the Package and has failed to remedy such default notified by the Licensee to the Owner within a reasonable period.

6.1.5 The Owner fails to make a deposit of new, corrected or revised Material within 5 days of receipt of the notice of test failure pursuant to clause 9.4 hereof.
15.5.2
The Licensee must notify NCC Escrow of the Release Event(s) specified in clause 6.1 by delivering within one month of the date of actual knowledge of the Release Event to NCC Escrow a statutory or notarised declaration ("the Declaration") made by an officer of the Licensee declaring that such Release Event has occurred, setting out the facts and circumstances of the Release Event.

15.5.3	Upon receipt of a Declaration from the Licensee claiming a Release Event under clause 6.1:

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15.5.1.1	NCC Escrow shall immediately submit a copy of the Declaration to the Owner by courier or equivalent type of post; and

15.5.1.1
unless within 5  days after the date of despatch the Owner delivers to NCC Escrow a counter-notice signed by a duly authorised officer of the Owner stating that no such Release Event has occurred, or that the breach giving rise to the Release Event has been rectified as shown by documentation in support thereof

NCC Escrow will immediately release the Material to the Licensee upon the expiry of such 5 day period.

15.5.4
Upon receipt of the counter-notice from the Owner under clause 6.3.2, NCC Escrow shall to the extent that it is reasonably possible, the same day, or as soon as practicable thereafter send a copy of the counter-notice and any supporting evidence to the Licensee.

15.5.5
In the event of any dispute as to the occurrence of any of the Release Events , NCC Escrow shall promptly notify the Owner and the Licensee of the dispute and such dispute will then be referred as soon as possible having regard to the urgency of the dispute by NCC Escrow to the Managing Director for the time being of NCC Escrow to appoint an Independent Expert or if either the Owner or the Licensee so requests within 5 Working Days of notification of a dispute as to the occurrence of any of the Release Events NCC shall forthwith apply to The Law Society or The Bar Council (or successor bodies) for the appointment of an Independent Expert on behalf of the Owner and the Licensee.

15.5.6
Within 5 Working Days of the appointment of the Independent Expert, the Owner and the Licensee shall each provide full written submissions to the Independent Expert together with all relevant documentary evidence in their possession in support of their claim, whereupon the Independent Expert shall give a decision on the matter within 14 Working Days of the date of referral  and shall send that decision to the parties and NCC Escrow. The Independent Expert's decision shall be final and binding on all parties to this Agreement and shall not be subject to appeal to a court in legal proceedings except in the case of manifest error.

15.5.7
If the Independent Expert's decision is in favour of the Licensee, NCC Escrow is hereby authorised to release and deliver the Material to the Licensee within 2 Working Days of the decision being declared by the Independent Expert to the parties.

15.5.8
The parties hereby agree that the reasonable costs and expenses of the Independent Expert shall be borne by the Owner (or its agent or any party acting on its behalf) where the Independent Expert decides that the relevant Release Event(s) has occurred, or the Licensee where the Independent Expert decides that the relevant Release Event(s) has not occurred.

15.5.9
Subject to clause 6.2 above for the avoidance of doubt, where clause  6.1.1 or 6.1.2 Release Events have been triggered, a subsequent remedy by the Owner will not invalidate the Licensee’s right to apply to NCC Escrow for release of the Material unless the Licensee waives its right in writing within one month from the date of knowledge of a Release Event.

6.10
In the event a Release Event occurs, the Licensee shall be entitled to deliver the Material to its Group Companies (as required) for use [in accordance with clause of the [Development] Licence Agreement].

2.7	Confidentiality

15.5.1	The Material shall remain the confidential property of the Owner.

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15.5.2
Subject to clause 7.3 NCC Escrow agrees to keep all information relating to the Material and/or the Package that comes into its possession or to its knowledge under this Agreement in strictest confidence and secrecy.  NCC Escrow further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and will not disclose or release it other than in accordance with the terms of this Agreement, unless the parties should expressly agree otherwise in writing signed by the authorised signatories of all parties to this Agreement.

15.5.3	This clause shall not apply to any information relating to the Material which:

▪	Is already in the public domain or which enters into the public domain other than by breach of this Agreement;

▪	Is received by NCC Escrow from a third party free to disclose the same or which NCC Escrow can prove was already in its possession free from restriction.

2.8	Intellectual Property Rights

15.5.1	The release of the Material to the Licensee will not act as an assignment of any Intellectual Property Rights that the Owner or any third party possesses in the Material.

15.5.2
The Intellectual Property Rights in the Integrity Testing report and any Full Verification report shall remain vested in NCC Escrow. The Owner and the Licensee shall each be granted a non-exclusive non-transferable right and licence to use such report to [develop,] improve, modify or correct the Material and to give full effect to this Agreement and the [Development] [Licence] Agreement.Group Companies and other third parties shall be given a licence to use the Integrity Testing report and any Full Verification report to an equivalent extent that the [Development] [Licence] Agreement gives them the right to use the Material.

2.9	Integrity Testing and Full Verification

15.5.1
Subject to Clauses 9.2 and 9.3 below, NCC Escrow shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Material received by NCC Escrow under this Agreement.

15.5.2	Upon each lodging of the Material with NCC Escrow, NCC Escrow shall apply its Integrity Testing to the Material.

15.5.3
Any party to this Agreement shall be entitled to require NCC Escrow to carry out a Full Verification. NCC Escrow’s prevailing fees and charges for the provision of the Full Verification, as set out in Schedule 2, shall be  split equally between the Owner and the Licensee, save that if in the reasonable opinion of the Managing Director of NCC Escrow based on the relevant test report(s), the Material is defective or incomplete in content, NCC Escrow's fees charges and expenses in relation to the Full Verification shall be paid by the Owner.

15.5.4
Should the Material deposited fail to satisfy NCC Escrow's Integrity Testing or Full Verification tests under clauses 9.2 or 9.3, the Owner shall within 5 days of the receipt of the notice of test failure from NCC Escrow, deposit such new, corrected or revised Material as shall be necessary to ensure its compliance with its warranties and obligations in clause 2. If the Owner fails to make such deposit

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of the new, corrected or revised Material, NCC Escrow will issue a report to the Licensee detailing the problem with the Material as revealed by the relevant tests and the Licensee shall be entitled to apply for release of the Material pursuant to clause 6.1.5 hereof

2.10	NCC Escrow's Liability

15.5.1
Nothing in this clause 10 excludes or limits the liability of NCC Escrow for fraudulent misrepresentation or for death or personal injury caused by NCC Escrow's negligence. Save as aforesaid the following provisions set out the entire financial liability of NCC Escrow (including any liability for the acts or omissions of its employees, agents and sub-contractors) to the other parties:

15.5.1.1
NCC Escrow shall not be liable for any loss or damage caused to either the Owner or the Licensee either jointly or severally except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by NCC Escrow, its employees, agents or sub-contractors and in such event NCC Escrow's total liability in respect of any claim or series of connected claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement, shall not exceed the  sum of £1,000,000.

15.5.1.1
NCC Escrow shall not be liable to the Owner and/or the Licensee for any indirect or consequential loss or damage whether for loss of profit, loss of business, depletion of goodwill or otherwise whatsoever or howsoever caused which arise out of or in connection with this Agreement even if such loss was reasonably foreseeable or NCC Escrow had been advised of the possibility of incurring the same by the Owner, the Licensee or any third party.

15.5.2
NCC Escrow shall be protected in acting upon any written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement, not only in assuming the authority of the person furnishing such document, its authenticity, due execution and validity and effectiveness of its provisions but also as to the truth of any information contained in it which NCC Escrow in good faith believes to be genuine and what it purports to be.

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2.11	Indemnity

Save for any claim falling within the provisions of clause 10.1:

15.5.1
The Owner  agrees to reimburse NCC Escrow on an indemnity basis all of its legal and all related costs incurred directly or indirectly as a result of being brought into or otherwise becoming involved in any form of dispute resolution proceedings or any litigation of any kind between the Owner and the Licensee in relation to this Agreement to the extent that this Agreement does not otherwise provide for reimbursement of such costs.

15.5.2
The Owner shall assume all liability and shall indemnify and keep indemnified both NCC Escrow and the Licensee and their officers, agents, sub-contractors and employees from and against any and all liability, loss, damages, costs, legal costs, professional and other expenses and any other liabilities of whatever nature, awarded against or agreed to be paid or otherwise suffered, incurred or sustained by NCC Escrow and the Licensee, whether direct, indirect or consequential as a result of or in connection with any claim by any third party(s) for alleged or actual infringement of Intellectual Property Rights arising out of or in connection with all and any dealings by NCC Escrow and the Licensee in respect of the Material as contemplated under this Agreement.

2.12	Termination

15.5.1
NCC Escrow may terminate this Agreement by notice in writing to the Owner and the Licensee after failure by the Owner or the Licensee to comply with a 30 day written notice from NCC Escrow to pay any outstanding fee set out in Schedule 2.  If the failure to pay is on the part of the Owner, the Licensee shall be given formal notice pursuant to clause 13.4 hereof offering it the option of paying such fee itself which option shall expire 30  days after it is notified to the Licensee.  Such amount will be recoverable by the Licensee direct from the Owner.

15.5.2
NCC Escrow may terminate this Agreement by giving 60 days written notice to the Owner and the Licensee. In that event the Owner and the Licensee shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein. If a new custodian is not appointed within 60 days of delivery of such notice, the Licensee shall be entitled to request the President for the time being of the British Computer Society (or such other body replacing the same) to appoint a suitable new custodian upon terms and conditions which contain the same protections and benefits for the Licensee as set out in this Agreement.  Such appointment shall be final and binding on all parties. NCC Escrow will forthwith deliver the Material to the new custodian.

15.5.3
The Licensee may terminate this Agreement at any time by giving written notice to NCC Escrow.  Provided such notice is not given in the first year of the Agreement, NCC Escrow shall give a pro-rata refund of the annual fee paid in advance by the Owner and the Licensee in the proportions in which they paid the fee.

15.5.4	The Owner may only terminate this Agreement with the written consent of the Licensee.

15.5.5	This Agreement shall terminate upon release of the Material to the Licensee in accordance with clause 6.

15.5.6	Upon termination under the provisions of clauses 12.3 or 12.4, for 30 days from the date of termination NCC Escrow will make the Material available for

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collection by the Owner from the premises of NCC Escrow during office hours.  After such 30 day period NCC Escrow will destroy the Material.

15.5.7
For the avoidance of doubt, this Agreement may be terminated forthwith by mutual agreement of all parties hereto and upon such termination, unless otherwise agreed, NCC Escrow will return the Material to the Owner.  Provided such termination does not take place in the first year of the Agreement, NCC Escrow shall give a pro-rata refund  of the annual fee paid in advance by the Owner and the Licensee in the proportions in which they paid the fee.

15.5.8	The provisions of clauses 7 to 13 shall continue in full force after termination of this Agreement.

15.5.9
On termination of this Agreement the Owner and/or the Licensee (as appropriate) shall remain liable to NCC Escrow for payment in full of any fee which has become due but which has not been paid as at the date of termination.

15.5.10	The termination of this Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.

2.13	General

15.5.1	The parties shall notify the other parties within 30 days of any change of names or any other material changes that may affect the validity or operation of this Agreement.

15.5.2
The formation, existence, construction, performance, validity and all aspects of this Agreement shall be governed by and construed in accordance with the laws of England and subject to clauses 6.5 to 6.8  the parties submit to the exclusive jurisdiction of the English courts.

15.5.3
This Agreement, the Schedules and the Appendix hereto, together with the [Development] [Licence] Agreement and any maintenance agreement (in respect of the Owner and Licensee only) represents the whole agreement relating to the escrow arrangements between the parties for the Package and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between any of these documents, the terms of the [Development] [Licence] Agreement shall prevail as between the Owner and the Licensee

15.5.4
Any notice or other communication required or permitted to be given or made hereunder shall be validly given or made if delivered by hand or courier or if despatched by pre-paid, registered letter post addressed to the address specified on page 1 of this Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to be given or made:

(i)            if delivered by hand or courier, at the time of delivery;
(ii)            if sent by registered first class post, 2 business days after the same shall have been posted;
(iii)	if sent by facsimile, at the time of transmission of the facsimile transmission with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

15.5.5
NCC Escrow shall  be entitled to transfer or assign this Agreement  on giving 60 days notice in writing to the Owner and the Licensee.  Such notice shall specify the name of the proposed Transferee or Assignee.  Should NCC Escrow’s Assignee or Transferee not be acceptable to either the Licensee or the Owner, a new escrow agent shall be appointed in accordance with the terms of clause 12.2

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hereof.

15.5.6
Within 14 days of any assignment or transfer by the Owner of any part of its Intellectual Property Rights in the Material, the Owner shall notify NCC Escrow of such assignment or transfer and include within the notice the date on which the assignment or transfer took effect.

15.5.7	This Agreement shall be binding upon the successors and assigns of the parties provided always that nothing shall permit any assignment by any party except as expressly provided herein.

15.5.8
If any provision of this Agreement is declared illegal, invalid or unenforceable, or is too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, voidable, unenforceable or unreasonable, it shall, to the extent of such illegality, invalidity, voidability, unenforceability or unreasonableness, be deemed severable to that extent and the remaining part of the provision and the rest of the provisions of this Agreement shall continue in full force and effect.

15.5.9
Save as expressly provided in this Agreement, no amendment or variation of this Agreement shall be effective unless in writing and signed by a duly authorised representative of each of the parties to it.

15.5.10
In relation to assignment, transfer or sub-contracting of this Agreement by the Owner and/or the Licensee the provisions of [clause    of the [                 ] Agreement for the supply of Software and Services dated [            ] entered into between the Owner and Licensee shall apply].

15.5.11
Save for Group Companies (whose rights are set out in clause 6.10 hereof) this Agreement is not intended to create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this Agreement and save for  and Group Companies the rights of any third party under the said Act are hereby expressly excluded. Notwithstanding the foregoing, the parties may rescind or vary this Agreement without the consent of those  Group Companies given the right of enforcement in this Clause 13.11.

15.5.12
No failure or delay by the Licensee in exercising any of its rights under this Agreement shall be deemed to be a waiver of that right save where this Agreement provides for express time limits to be met.

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Signed for and on behalf of

Name:            ……………………………………………………………………                                   ¦ …………………………………………………………………………………………

Position:                       ……………………………………………………………………                               ¦     (Authorised Signatory)

Signed for and on behalf of VODAFONE GROUP

 SERVICES LIMITED

Name:            ……………………………………………………………………                                    ¦ …………………………………………………………………………………………

Position:                       ……………………………………………………………………                                 ¦     (Authorised Signatory)

Signed for and on behalf of NCC ESCROW INTERNATIONAL LIMITED

Name:            ……………………………………………………………………                                      ¦ …………………………………………………………………………………………

Position:                       ……………………………………………………………………                                   ¦  (Authorised Signatory)

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3. Schedule 1

4. The Package

The software package known as [name] or any other name(s) as may be given to it by the Owner from time to time.

Schedule 2

5. NCC Escrow's Fees

	DESCRIPTION	FEES	OWNER	LICENSE
1	Annual Fee (payable on completion of this Agreement and on each anniversary thereafter)
2
Scheduled Update Fee (2nd and subsequent scheduled deposits in any one year, payable on completion of this Agreement and on each anniversary thereafter)
For development agreements
Please note a minimum of 3 are required during the development of the Material in accordance with clause 2.1.4

3	Unscheduled Update Fee (per unscheduled deposit)
4	Release Fee (plus NCC Escrow's reasonable expenses)		100%
5	Integrity Testing Fee		100%
6	Full Verification Fee		100%

Additional fees will be payable to NCC Escrow by the Licensee (unless otherwise agreed between the parties) for the following where applicable:

•	Storage Fee for deposits in excess of 1 cubic foot;

•	Any novation of this Agreement at the request of the Owner or the Licensee;

•	Integrity Testing Fee for deposits consisting of more than 5 media items.

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Schedule 3

The NCC Group

Verification Services

6. Integrity Testing

This service is included as part of the standard escrow package. The aim of Integrity testing is to ensure the integrity of the media deposit. This is achieved by carrying out the following checks on each media item received:

•	A Virus check is carried out on each media item where applicable.
•	The media is read to ensure that all data can be retrieved successfully
•
Any compressed files retrieved are checked to ensure that they can be decompressed successfully. If the compressed files are protected by passwords, the passwords shall be obtained if not already supplied. *

•	A check shall be made for any encrypted files that may have been retrieved. Any encrypted files located shall be deencrypted and the methods to deencrypt shall be noted (passwords etc)*.
•	A check shall be made to ensure that source code files have been retrieved. A number of source code files shall be viewed to ensure that they can be viewed in human readable form.
•
A check shall be made on the existence of features in the source code that aid readability (and thus understandability). Features searched for are modification histories, indentation, comments, meaningful variable and procedure names and meaningful filenames.

This final check is not a pass or fail issue, the check ascertains whether each feature is present.

If any of the first five checks fail then the software owner shall be asked to provide a replacement deposit which in turn shall be integrity tested.

On successful completion of the Integrity Test exercise, a brief report (average 4 pages) shall be produced which details the results of the above checks alongside an inventory of media items / documents received. The cover of the report details the escrow agreement number, software owner, date of deposit and name and version of source code (as stated on the accompanying source code deposit form, completed by the software owner).

This level of verification does not include any building or testing of deposited material.

Source Code Escrow (Template) (Schedule 9 to CoA)
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

* The fact that passwords form part of the escrow deposit are noted but the passwords themselves are not revealed in the Integrity testing report.

7. Integrity Plus

The following is a schedule for a typical Integrity Plus exercise.

The software owner may prepare the source code deposit media prior to the Integrity Plus exercise taking place, although it is recommended that the exercise is completed before the media is prepared.  Standard Integrity testing of the created media item is usually the final stage of the process.  This ensures that all required materials (source code, batch files, documents, CAD drawings etc.,) are included on the deposit media.  The following schedule assumes that all of the files required for placing on the escrow media are in place on appropriate hardware in a location that can be examined by the verification consultant.

The goal is to successfully complete the Integrity Plus exercise and for The NCC Group representative to retain the materials for lodgement in the Escrow Secure Deposit facility.

This schedule assumes that the exercise will be carried out with the full co-operation of a technical representative of the software owner to provide guidance in gathering the data required for the most complete escrow lodgement.

The proposed schedule is as follows:

•	Arrival at the verification site and introduction of participants
•	Opening Meeting
•	Explanation of Integrity Plus process
•	Brief Explanation of deposit to be lodged (source code, support files and documentation)

•	Agreement on the intended inventory of items to be handed over to NCC at the end of the process (i.e. the escrow deposit)

•	Questions and Answers Session (if necessary)

•	Explanation of Integrity Plus environment architecture (hardware & Operating Systems)
•	Explanation of the third party utilities and any batch files that would be required to build the application
•	Explanation of directories and contents to be placed on the escrow deposit media.
•	NCC will confirm the existence of source files on the verification hardware. Sample source files will be viewed using the most appropriate viewer / editor
•	NCC will ascertain the level of clarity of the source code (i.e. modification histories, comments, indentation, meaningful variable/procedure names and meaningful filenames)
•	NCC will ascertain that a sample source file can be edited to ensure they are not write-protected in any way
•	If a database is used by the application under test, and is being placed in Escrow, a plan / entity diagram or list of tables shall be supplied to NCC
•	NCC shall ascertain that a number of chosen tables exist as stated in the information provided and that the tables contain the fields as expected.
•
If applicable, any CAD drawings or similar design lodgment items will be viewed and details taken of the drawing names, drawing numbers and filenames.  The amount of drawings checked will be determined by the total number of drawings lodged.

Source Code Escrow (Template) (Schedule 9 to CoA)
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•
If available, the Software Owner shall provide NCC with documentation to be included with the deposit that would assist the future maintenance of the source code being placed into Escrow.  Details of the documentation (Titles, versions, dates and authors) will be noted.

•	The source code and all associated files shall be written to media for handing over to NCC for lodgment in Escrow
•	If applicable, and if available, a virus check shall be carried out on the media deposit
•	The contents of the media shall be read onto the verification hardware, ensuring that the media can be completely read without error
•	Check for passwords / encryption.
•
If passwords / encryption have been utilised in producing the escrow deposit, then the affected data /  files shall be accessed using the password or decryption key provided by the licensor.  The password or encryption key shall then be held as part of the Escrow deposit.

•	Check for compression. If compression has been utilised then the files / data shall be decompressed
•	A Source Code Deposit form will be completed by the software owner representative.
•	The media item shall be retained by NCC for placing in Escrow along with completed source code deposit form
•	Closing Meeting including summary of Integrity Plus exercise.
•	Transfer the deposit to secure escrow location.

On successful completion of the exercise, an Integrity Plus Test Report shall be produced recording the checks made, result of those checks and any findings or recommendations.

8. Full Verification

This service is for those who wish to ensure that the deposit in escrow is as complete as possible and contains source code that is correct and complete and can be built into the application as expected by the client.  The Full Verification exercise requires the assistance of the software owner and is carried out at their site. The main aims of the Full Verification exercise are:

•	to ensure that the source code can be built into a testable version of the application expected by the client;
•
that an escrow deposit is created containing all source code and associated files required during the Full Verification exercise as well as any other information required by a licensee should a release event ever occur; This deposit is Integrity Tested at the software owner’s site.

•
that a detailed report is produced of the steps carried out to build the application.  The report is provided to all parties involved in the verification process and is also placed in escrow as part of the Fully Verified deposit;

The Full Verification exercise is made up of the following checks:

•
Opening Meeting in which the Full Verification process is explained, an explanation of software to be verified (functionality, modularity and technical issues) is given and agreement on the intended inventory of items to be handed over to NCC at the end of the process.

•	Explanation of verification architecture (hardware & Operating Systems)

Source Code Escrow (Template) (Schedule 9 to CoA)
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•	Explanation of the third party utilities and any batch files that are to be used for the build process
•	Confirmation of the existence of source files on the verification hardware. Sample source files will be viewed using the most appropriate viewer / editor
•	Ascertain the level of clarity of the source code (i.e. modification histories, comments, indentation, meaningful variable/procedure names and meaningful filenames)
•	Ascertain that sample source files can be edited to ensure they are not write-protected or encrypted in any way
•
If a database is used by the application under test, and is being placed in Escrow, a plan / entity diagram or list of tables (if available) should be supplied.   NCC shall then ascertain that a number of chosen tables exist as stated in the information provided and that the tables contain the fields as expected.

•	All relevant source programs will be compiled / built / linked in order to create an executable version of the software.
•	The executable version of the software generated during the Full Verification exercise will be installed on the relevant hardware
•	The software Owner will test the built executable prior to Licensee testing and shall verify that the working system is as expected.
•	The licensee representative shall carry out whatever tests are required in order to ascertain that the system behaves in a manner as is expected and is correct
•
If available, the software owner shall provide documentation that would assist the future maintenance of the source code being placed into Escrow.  This will ideally be supplied in softcopy form and should be placed in a source directory to be written to the escrow media deposit

•	The source code and all associated files (i.e documentation) shall be written to media for handing over for deposit in Escrow
•	The media items handed shall be Integrity Tested.
•	The verified code shall be retained by NCC for placing in Escrow along with completed source code deposit form

On successful completion of the exercise, a Full Verification Test Report shall be produced recording the checks made, result of those checks and any findings or recommendations.

9. Escrow Complete

•
Escrow Complete is the most comprehensive level of testing that the NCC Group can offer and bases itself on the Full Verification. Escrow Complete essentially begins with a standard Full Verification which is undertaken at the Software Owner’s offices. This exercise is used to create a new Escrow deposit, also obtaining detailed environment and build instructions throughout the compilation and deployment procedures for the application in question.

•
Escrow Complete extends the level of assurance offered by the Full Verification as it incorporates a repeat of the initial exercise, this time at the client’s offices. This exercise would make use of the Escrow deposit and build procedures recorded during the initial Full Verification and serves to ensure that the client then has the means to rebuild the system from scratch.

•	A representative from the Software Owner is required to carry out the verification procedures at both sites which will be documented by the NCC Group Consultant. As the

Source Code Escrow (Template) (Schedule 9 to CoA)
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

source code constitutes the IPR’s of the software owner, the repeat exercise must be suitably supervised in order to ensure the security of the code.

The NCC Group, Manchester Technology Centre, Oxford Road, Manchester M1 7EF

Tel: +44 (0) 161 209 5256, Fax +44 161 209 5394

 e-mail: fullverifs@nccglobal.com  http://www.nccglobal.com

Source Code Escrow (Template) (Schedule 9 to CoA)
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix A to Escrow Agreement No. [      ]

 [DRAFT]

 LETTER OF AUTHORISATION

(This document MUST be signed and returned to NCC Escrow on ["A"s] letterhead at the time of execution of the Escrow Agreement or no later than at time of deposit of the Source Code material owned by [A])

In consideration of £1.00 (one sterling pound) paid by ["B"] receipt of which is hereby acknowledged by ["A"]
The undersigned, [name of authorised signatory] of _["A"]_______________________ hereby grants to, and confirms that _____["B"_]____________________ has the authority, with regard to [name of "A"s software] software which is software licensed to     ["B"]___________ under [the Licence Agreement] entered into by and between ["A"] and ["B"] dated _____________, to enter into the Escrow Agreement by and between/among __["B"]_______, ["C"]  ____ and NCC Escrow International Limited, a copy of which is attached to this letter and initialled by the undersigned authorised signatory of ["A"] set forth below for and on behalf of ["A"].

The undersigned confirms that ___["A"]______ is the owner of the intellectual property rights which form part of the Material described in Schedule 1 of the Escrow Agreement.

I, the undersigned _______________ [name of Authorised Signatory] have read the Escrow Agreement and confirm that I am fully aware of its terms and conditions, in particular but not limited to the release events which will enable ["C"] to have certain rights to the Source Code material of [A’s software].

Signed for and on behalf of ["A"]________________________________________

(Authorised Signatory)

Name            : _______________________

Position                       : _______________________

Date            : ________________________

Please note the following when completing this document:

•	"A" = Intellectual Property Rights owner

•	"B" = The party authorised by "A" to enter into the Escrow Agreement

•	"C" = The Licensee under the Escrow Agreement

•	The IPR owner "A" should initial the first page of the attached Agreement.

Source Code Escrow (Template) (Schedule 9 to CoA)
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 10

LOCAL ATTACHMENTS

(as updated from time to time)

[Ainsert details of Local Attachments, if any]

Local Attachements (Schedule 10 to CoA)
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 [* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX C

DOCUMENTATION

[ * ]

Local Attachements (Schedule 10 to CoA)

37